UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04474
Name of Registrant:	Vanguard California Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2011 – November 30, 2012
Item 1: Reports to Shareholders

Annual Report | November 30, 2012

Vanguard California Tax-Exempt Funds

Vanguard California Tax-Exempt Money Market Fund

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

> For the 12 months ended November 30, 2012, Vanguard California Tax-Exempt

Money Market Fund returned 0.03%, a consequence of the Federal Reserve’s low-interest-rate policy.

> Investor Shares of Vanguard California Intermediate-Term Tax-Exempt Fund

returned 10.14%, well ahead of the return of the fund’s benchmark index and the average result for its peers.

> For Vanguard California Long-Term Tax-Exempt Fund, Investor Shares returned

13.20%, outpacing the result for the fund’s benchmark index but lagging the average return of peer-group funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	10
California Tax-Exempt Money Market Fund.	13
California Intermediate-Term Tax-Exempt Fund.	32
California Long-Term Tax-Exempt Fund.	75
About Your Fund’s Expenses.	105
Glossary.	107

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2012
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market
Fund	0.03%	0.05%	0.03%	0.00%	0.03%
California Tax-Exempt Money Market Funds
Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	1.46%	2.50%	3.52%	6.62%	10.14%
Admiral™ Shares	1.54	2.64	3.61	6.62	10.23
Barclays Municipal California Intermediate Bond
Index					9.08
California Intermediate Municipal Debt Funds
Average					8.35
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	2.10%	3.60%	4.30%	8.90%	13.20%
Admiral Shares	2.18	3.74	4.39	8.90	13.29
Barclays CA Municipal Bond Index					11.80
California Municipal Debt Funds Average					14.50

California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.
7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

Vanguard California Intermediate-Term Tax-Exempt Fund returned 10.14% for Investor Shares and 10.23% for Admiral Shares for the 12 months ended November 30, 2012. Over the same period, Vanguard California Long-Term Tax-Exempt Fund returned 13.20% for Investor Shares and 13.29% for Admiral Shares. Both funds exceeded the returns of their benchmark indexes by more than 1 percentage point.

The Intermediate-Term Fund outpaced the average return of its peers by almost 2 percentage points. The Long-Term Fund lagged its peers’ average return by more than 1 percentage point, in part because the maturity and credit quality of its holdings were more conservative.

Both funds performed strongly from a historical perspective, but keep in mind that, for reasons I’ll discuss later in this letter, we anticipate a more challenging environment in coming years for investors in both municipal and taxable bonds.

The California Tax-Exempt Money Market Fund, meanwhile, returned 0.03% for the period as short-term interest rates hovered just above zero.

As demand for municipal bonds drove prices higher, yields fell. (Bond yields and prices move in opposite directions.) The 30-day SEC yield for Investor Shares of the Intermediate-Term Fund dropped to 1.46%

as of November 30, 2012, from 2.63% a year earlier. For Investor Shares of the Long-Term Fund, the yield fell to 2.10% from 3.42%. The 7-day SEC yield of the Money Market Fund, which invests in short-term securities, inched up to 0.03% as of November 30, 2012, from 0.01% 12 months earlier.

Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, 2012, neither the Intermediate-Term Fund nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Bonds notched solid results, but challenges lie ahead

The broad U.S. taxable bond market returned more than 5% for the 12 months. Municipal bonds performed more robustly, with returns of about 10%.

As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

After years of relatively high bond returns, investors shouldn’t be surprised if future results are much more modest. The low yields mean the opportunity for similarly strong returns has diminished.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.51%	5.68%	6.04%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.17	7.13	6.23
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.50

Stocks
Russell 1000 Index (Large-caps)	16.19%	11.63%	1.57%
Russell 2000 Index (Small-caps)	13.09	13.85	2.82
Russell 3000 Index (Broad U.S. market)	15.95	11.80	1.67
MSCI All Country World Index ex USA (International)	11.65	3.41	-3.84

CPI
Consumer Price Index	1.76%	2.10%	1.84%

As it has since late 2008, the Federal Reserve held its target for short-term interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts. Shortly after the period closed, the Fed announced it would not boost interest rates until unemployment fell to 6.5% or lower, provided the long-term inflation outlook remains about 2% or less. Based on current Fed projections, short-term interest rates are expected to remain near zero into 2015.

Stocks weathered turbulence to record a healthy advance

Global stock markets seesawed through the 12 months ended November 30, ultimately finishing with double-digit gains. U.S. stocks led the way, returning about

16%, followed by European and emerging markets stocks. Stocks in the developed markets of the Pacific region had the smallest return but still rose about 10%.

The gains masked a significant level of apprehension during the period, with investors concerned about U.S. economic growth and the finances of European governments and banks. Worries about Europe, in particular, flared up in the spring and then quieted in the summer. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles aren’t resolved. Vanguard economists believe the most

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.17%	—	0.29%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.82
California Long-Term Tax-Exempt Fund	0.20	0.12	0.98

The fund expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the funds’ expense ratios were: for the California Tax-Exempt Money Market Fund, 0.15%; for the
California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term
Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the California Tax-Exempt Money Market
Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California
Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California
Municipal Debt Funds.

likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

As the period drew to a close soon after the U.S. elections, attention to the United States’s considerable budgetary challenges intensified. The near-term focus on the “fiscal cliff” led to unsettling headlines and nervousness in the markets. But it also sparked serious debate about spending and tax policy options, and such attention could prove a first step to a long-term solution that resolves the nation’s fiscal imbalance and opens the way for growth.

Investors’ search for yield helped boost muni returns

California has struggled with many of the same postrecession economic challenges facing the rest of the country. As the chart on page 6 illustrates, total state tax collection for the states rebounded from recession lows, but the pace of growth has

Total Returns
Ten Years Ended November 30, 2012
Average
Annual Return
California Tax-Exempt Money Market Fund	1.36%
California Tax-Exempt Money Market Funds Average	1.06
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

California Intermediate-Term Tax-Exempt Fund Investor Shares	4.61%
Barclays Municipal California Intermediate Bond Index	5.43
California Intermediate Municipal Debt Funds Average	3.96
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

California Long-Term Tax-Exempt Fund Investor Shares	5.11%
Barclays CA Municipal Bond Index	5.61
California Municipal Debt Funds Average	4.82
California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

been trending down in recent quarters, and California has fared even worse because of a sharp drop in corporate income tax revenues. And California’s payrolls, though rising at a good clip lately, remain well below prerecession levels; that depresses revenues from personal income and sales taxes. The November 6 passage by California voters of two tax measures, Propositions 30 and 39, was a step toward addressing some of the state’s fiscal challenges.

On the cost side, shrinking revenues and increasing pension obligations left the state and local governments with little appetite to take on new capital projects. Many did, however, strengthen their finances by refinancing debt at today’s exceptionally low interest rates. As a result, total California tax-exempt bond issuance rose for the 12-month period, but much of it represented refinancing activity.

Investment insight
An unclear revenue picture keeps state issuers cautious
After a steep falloff associated with the financial crisis, tax revenue for the states rebounded. But the pace of recovery for many states has slowed, and collections in
California have actually fallen. The difficult revenue picture has generally produced austerity budgets, and state governments have become selective in the bonds they issue to finance capital improvements and general spending.

Year-over-year percentage change (rolling four quarters) in tax collections

Sources: Vanguard and The Nelson A. Rockefeller Institute of Government.

Overall demand for municipal bonds ran high, despite the fiscal challenges facing California’s state and local governments and the headline-grabbing news of some defaults. Part of the reason was limited new supply (described in the Advisor’s Report that follows this letter). Muni returns were also attractive compared with those of U.S. Treasury bonds. Bonds with longer maturities were especially in favor with yield-hungry investors, despite the potential for sharp price declines should interest rates rise. The same was true for bonds with lower credit ratings—again, despite the potential for sharp price declines should investors rein in their tolerance for risk.

The tilt of the California Intermediate-Term and Long-Term Tax-Exempt Funds toward longer-maturity and lower-quality, investment-grade bonds boosted their performance. So, too, did their holdings in essential-service bonds. Such bonds, which typically finance projects such as water and sewer facilities, benefit from an income stream dedicated to servicing debt and are less affected by economic cycles or general tax revenues. Security selection added to the funds’ relative performance.

Over the decade, the funds have surpassed their peers

In March, we changed the benchmarks for the California Intermediate-Term and Long-Term Tax-Exempt Funds from national indexes to state-specific ones. For the ten years ended November 30, 2012, the Intermediate-Term Fund returned 4.61% and the Long-Term Fund 5.11% for Investor Shares—a step or two behind the returns of their benchmarks.

Although we keep an eye on benchmark indexes, our most important measure of relative success is how a fund performs compared with peers operating in the same market. Over the past ten years, all three funds have delivered on our expectations of superior performance. The California Tax-Exempt Money Market Fund’s average annual return of 1.36% as of November 30, 2012, was 0.30 percentage point ahead of the average annual return of its peer group. The average annual return of the Intermediate-Term Fund (4.61%) exceeded that of its peers by 0.65 percentage point, and the average annual return of the Long-Term Fund (5.11%) exceeded that of its peers by 0.29 percentage point. The results reflect the skilled management of the funds’ investment advisor, Vanguard Fixed Income Group. Our funds’ low cost profile helped as well.

Tuning out the “noise” is always a good practice

Municipal bonds have made headlines periodically since the financial crisis, with a handful of issuers filing for bankruptcy protection. But headlines can be flashier than the underlying reality. Such defaults aren’t necessarily unusual, but they represent only a tiny fraction of the dollar amount of the overall muni market (and typically occur among the types of bonds we steer away from). Moreover, state and municipal debt burdens remain manageable relative to the size of their economies—and the last thing that issuers want is to default and have the door to the muni market closed to them by investors shunning future bond issues.

At Vanguard, our seasoned team of credit analysts continually monitors the underlying realities of the municipal bond market, independent of the hubbub generated by instant reactions to events or decisions made by credit-rating agencies. Our analysts conduct in-depth reviews of securities we’re considering purchasing, and they keep an eye on changes in the credit quality of those already in our portfolios.

Returns from bonds, both municipal and taxable, have been impressive of late. But, as I mentioned, with current interest rates at very low levels, we anticipate that future bond returns will be lower. I point this out to help set realistic expectations, not to encourage you to abandon a sensible bond allocation. Bonds have an important role to play in a portfolio because of the diversification benefits they provide.

Stepping back from the latest headlines or the latest returns and gaining some perspective before making a decision is a good practice for any investor, in any environment.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 14, 2012

Your Fund’s Performance at a Glance
November 30, 2011, Through November 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.18	$11.92	$0.379	$0.000
Admiral Shares	11.18	11.92	0.388	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$11.24	$12.24	$0.459	$0.000
Admiral Shares	11.24	12.24	0.468	0.000

Advisor’s Report

For the fiscal year ended November 30, 2012, Vanguard California Tax-Exempt Money Market Fund returned 0.03%, compared with an average return of 0.00% for peer-group funds. Vanguard California Intermediate-Term Tax-Exempt Fund returned 10.14% for Investor Shares and 10.23% for Admiral Shares, outpacing both the 9.08% return of its benchmark, the Barclays Municipal California Intermediate Bond Index, and the 8.35% average return of its peers. Vanguard California Long-Term Tax-Exempt Fund returned 13.20% for Investor Shares and 13.29% for Admiral Shares, surpassing the 11.80% return of its benchmark, the Barclays California Municipal Bond Index, but lagging the 14.50% average return of its peers.

The investment environment

The period was marked by another round of untraditional Federal Reserve strategies aimed at lowering interest rates and spurring economic growth. Shortly before the fiscal year began, the Fed launched “Operation Twist,” its attempt to reduce longer-term interest rates by purchasing Treasury bonds. The program was extended during the year, and the Fed added another bond-buying program that aims to lower mortgage rates. (Throughout the period, the Fed maintained a three-year-old policy that has kept short-term yields, including those of securities purchased by Vanguard California Tax-Exempt Money Market Fund, anchored at historic lows.) Then, shortly after the fiscal

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2011	2012
2 years	0.42%	0.30%
5 years	1.12	0.64
10 years	2.22	1.47
30 years	3.84	2.47
Source: Vanguard.

year ended, the central bank said it would tie its monetary program to specific levels of employment improvement—an announcement aimed at making Fed decisions more transparent than they had been historically.

In addition to lowering longer-term yields generally, the impact of the Fed’s policies can be seen in the “flattening” of the yield curve—the spectrum of yields from lowest to highest. For example, yields of 30-year municipal bonds declined during the fiscal year by 1.37 percentage points to 2.47%, and those of 10-year bonds declined by 0.75 percentage point to 1.47%. The slide in yields helped boost bond prices and returns (prices and yields move in opposite directions).

California state and local governments have taken advantage of the lower interest rates to issue refunding bonds, which are designed to reduce debt costs. Nationally, even though about 20% more bonds were issued in fiscal 2012 than in fiscal 2011 (in California the increase was lower, at almost 9%), about 60% of these were earmarked for refunding, the highest ratio in at least 15 years. By contrast, bonds to finance new and upgraded infrastructure projects were issued more selectively by California and other states as they wrestled with the effect on their budgets of the recession’s continuing legacy.

State and local governments typically lag in recovering from recessions, as taxes from revived levels of income begin percolating through the system. But the depth of the Great Recession, the tribulations of the housing market, and the weaker-than-

hoped-for pace of the national economic recovery have extended the lag. This has been true for California. Overall, however, the state has been recovering from its 2009 low point somewhat faster than the nation has as a whole, according to an index of state economic conditions published by the Federal Reserve Bank of Philadelphia. California’s economy grew by 8.1% from November 2009 through November 2012, compared with 7.6% for the national economy over the same period.

Management of the funds

The strength of the California municipal bond market stemmed from several factors. The decline in yields helped boost prices and fund returns. So did a shortage of new issues compared with the supply of maturing bonds and other redemptions. Such a period of “net negative supply” made it challenging for us to execute our strategy, given how selective we are about the bonds we add to our portfolios.

The reduced supply met strong demand from investors, who were more comfortable with munis this year after many were spooked by unwarranted fears of systemwide problems in late 2010 and early 2011. In a scramble for yield as the Fed continued pushing interest rates downward, many investors favored longer-term and high-yield bonds, which provide more yield to compensate for their greater interest rate and credit risks. The relative valuation of municipal bonds was also attractive. Yields of 10-year munis, for example, stood roughly on a par with those of 10-year Treasuries; historically, their average annual yield has been about 85%

of the yield for comparable Treasuries. Uncertainty over government tax policy also whetted investor demand.

The bond funds surpassed their benchmark indexes through careful bond selection—the product of a team effort by portfolio managers, traders, and credit analysts. The role of credit analysts, always important at Vanguard, has grown in significance as state and local governments have struggled in the recession’s aftermath. In extreme examples of those struggles, two California cities, San Bernardino and Stockton, challenged by sizable pension and other obligations and the decline in revenues due to the fall in real estate prices, filed for bankruptcy protection. It’s important to keep in mind, however, that events like those, in California or elsewhere, are isolated.

The performance of Vanguard California Long-Term Tax-Exempt Fund was helped by a focus on bonds with maturities at the longer end of its investable universe, a tilt toward lower-quality bonds (as of November 30, about 43% of the portfolio was rated A or BBB; about 55% was rated higher), and a slightly longer duration aimed at taking advantage of declining interest rates (duration measures the sensitivity of a bond’s price to changes in interest rates).

For the Intermediate-Term Fund, major drivers of performance were a focus on bonds with maturities of 10 to 15 years and an emphasis on lower-quality securities (as of November 30, almost 40% of the portfolio was rated A or lower; 60% was rated higher). An underweight position in pre-refunded and escrowed-to-maturity bonds helped. These are bonds that are retired and replaced by newly issued lower-interest-rate bonds whose proceeds have been temporarily invested in Treasury securities.

The immediate outlook for California bonds improved (and the bonds immediately rallied) with the November 6 passage by state voters of Proposition 30, which raises $6 billion through temporary increases in wealthier individuals’ income taxes and in the sales tax, and Proposition 39, a more modest corporate tax measure. These offer the potential for the state to end its fiscal year without a deficit for the first time in five years. Proposition 30’s goal of averting major cuts in education spending reinforced our strategy of investing during the year in general-obligation bonds issued by school districts. We believed the market had overly discounted their value despite their structural protections.

James M. D’Arcy, Portfolio Manager

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 21, 2012

California Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2012

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.17%
7-Day SEC Yield	0.03%
Average Weighted
Maturity	44 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratio was 0.15%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2012

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

California Tax-Exempt Money Market
Fund	0.03%	0.55%	1.36%	$11,449
•••••••• California Tax-Exempt Money Market
Funds Average	0.00	0.40	1.06	11,116
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2003	0.91%	0.54%
2004	1.05	0.60
2005	2.17	1.70
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
7-day SEC yield (11/30/2012): 0.03%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.02%	0.67%	1.38%

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.1%)
California (99.0%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.160%	12/7/12 LOC	2,600	2,600
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Francis Parker School
Project) VRDO	0.180%	12/7/12 LOC	16,880	16,880
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.140%	12/7/12 LOC	11,945	11,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.150%	12/7/12 LOC	55,000	55,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Marin Country Day
School) VRDO	0.140%	12/7/12 LOC	22,175	22,175
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy Institute)
VRDO	0.200%	12/7/12 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.190%	12/7/12 LOC	5,485	5,485
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB PUT	0.300%	1/23/13	9,865	9,865
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.170%	12/7/12	43,640	43,640
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.220%	12/7/12	5,000	5,000
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.130%	12/7/12 LOC	22,000	22,000
1 California Department of Water Resources
Water System Revenue (Central Valley Project)
TOB VRDO	0.160%	12/7/12	4,100	4,100
California Educational Facilities Authority Revenue
(California Institute of Technology) VRDO	0.130%	12/7/12	55,800	55,800
California Educational Facilities Authority Revenue
(Stanford Hospital) CP	0.180%	1/15/13	12,050	12,050
1 California Educational Facilities Authority Revenue
(Stanford Hospital) TOB VRDO	0.150%	12/7/12	14,000	14,000

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	California Educational Facilities Authority Revenue
	(Stanford Hospital) TOB VRDO	0.190%	12/7/12	5,800	5,800
	California Educational Facilities Authority Revenue
	(Stanford University) CP	0.210%	5/3/13	40,000	40,000
1	California Educational Facilities Authority Revenue
	(Stanford University) TOB PUT	0.300%	8/8/13	37,140	37,140
1	California Educational Facilities Authority Revenue
	(Stanford University) TOB VRDO	0.160%	12/7/12	4,445	4,445
1	California Educational Facilities Authority Revenue
	(Stanford University) TOB VRDO	0.190%	12/7/12	7,640	7,640
1	California Educational Facilities Authority Revenue
	(University of Southern California) TOB PUT	0.260%	5/9/13	15,035	15,035
1	California Educational Facilities Authority Revenue
	(University of Southern California) TOB VRDO	0.160%	12/7/12	14,800	14,800
1	California Educational Facilities Authority Revenue
	(University of Southern California) TOB VRDO	0.170%	12/7/12	4,135	4,135
1	California GO TOB VRDO	0.180%	12/3/12	25,500	25,500
	California GO VRDO	0.160%	12/3/12 LOC	11,525	11,525
	California GO VRDO	0.150%	12/7/12 LOC	6,000	6,000
	California Health Facilities Financing Authority
	Revenue (Catholic Healthcare West) VRDO	0.160%	12/7/12 LOC	6,725	6,725
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of Orange
	County) VRDO	0.150%	12/7/12 LOC	21,700	21,700
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of Orange
	County) VRDO	0.150%	12/7/12 LOC	16,000	16,000
[1,2]	California Health Facilities Financing Authority
	Revenue (Kaiser Foundation Hospitals)
	TOB PUT	0.200%	1/2/13 LOC	35,000	35,000
	California Health Facilities Financing Authority
	Revenue (Memorial Health Services) VRDO	0.150%	12/7/12	60,500	60,500
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.130%	12/7/12 LOC	12,020	12,020
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.150%	12/7/12 LOC	4,200	4,200
1	California Health Facilities Financing Authority
	Revenue (Sutter Health) TOB VRDO	0.150%	12/7/12 (13)	12,210	12,210
1	California Health Facilities Financing Authority
	Revenue (Sutter Health) TOB VRDO	0.180%	12/7/12	6,700	6,700
	California Housing Finance Agency Home
	Mortgage Revenue VRDO	0.150%	12/7/12 LOC	32,510	32,510
	California Housing Finance Agency Home
	Mortgage Revenue VRDO	0.150%	12/7/12 LOC	22,200	22,200
	California Housing Finance Agency Home
	Mortgage Revenue VRDO	0.170%	12/7/12 LOC	10,300	10,300
	California Housing Finance Agency Multifamily
	Housing Revenue VRDO	0.170%	12/7/12 LOC	8,400	8,400
	California Infrastructure & Economic Development
	Bank Revenue (Academy of Motion Picture Arts
	& Sciences Obligated Group) VRDO	0.150%	12/7/12 LOC	35,000	35,000
	California Infrastructure & Economic Development
	Bank Revenue (Academy of Sciences) VRDO	0.140%	12/3/12 LOC	10,325	10,325
	California Infrastructure & Economic Development
	Bank Revenue (American National Red Cross)
	VRDO	0.150%	12/7/12 LOC	8,665	8,665

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.180%	12/3/12 (ETM)	49,380	49,380
California Infrastructure & Economic Development
Bank Revenue (Buck Institute for Age Research)
VRDO	0.150%	12/7/12 LOC	22,800	22,800
California Infrastructure & Economic Development
Bank Revenue (Clean Water Revolving Fund)	3.000%	10/1/13	13,000	13,302
California Infrastructure & Economic Development
Bank Revenue (Prinsco Inc. Project) VRDO	0.270%	12/7/12 LOC	6,200	6,200
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.220%	12/7/12 LOC	5,425	5,425
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.190%	12/3/12 LOC	37,750	37,750
1 California Public Works Board Lease Revenue
(Regents of The University of California)
TOB VRDO	0.190%	12/7/12	6,655	6,655
California RAN	2.500%	6/20/13	58,000	58,659
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.150%	12/7/12	102,820	102,820
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.220%	12/7/12 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Knolls Apartments) VRDO	0.150%	12/7/12 LOC	12,715	12,715
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.150%	12/7/12 LOC	8,545	8,545
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.160%	12/7/12 LOC	5,800	5,800
California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.150%	12/7/12 LOC	9,150	9,150
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.160%	12/7/12	13,700	13,700
California Statewide Communities Development
Authority Revenue (Los Angeles County
Museum of Art Project) VRDO	0.160%	12/7/12 LOC	32,700	32,700
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego) VRDO	0.140%	12/7/12 LOC	25,000	25,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.160%	12/7/12	35,274	35,274
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.160%	12/7/12	2,175	2,175
California Statewide Communities Development
Authority Revenue (University of San Diego)
VRDO	0.170%	12/7/12 LOC	23,280	23,280
1 Central Basin Municipal Water District California
COP TOB VRDO	0.220%	12/7/12 (4)	7,500	7,500
1 Cerritos CA Community College District GO
TOB VRDO	0.170%	12/7/12	7,845	7,845
1 Chabot-Las Positas CA Community College
District GO TOB VRDO	0.190%	12/7/12	6,000	6,000

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Chabot-Las Positas CA Community College
	District GO TOB VRDO	0.300%	12/7/12	8,725	8,725
	Chula Vista CA Multifamily Housing Revenue
	(Teresina Apartments) VRDO	0.140%	12/7/12 LOC	18,970	18,970
1	Contra Costa CA Community College District
	GO TOB VRDO	0.250%	12/7/12	5,200	5,200
	Contra Costa CA Municipal Water District
	Revenue (Extendible) CP	0.220%	6/17/13	15,000	15,000
1	Contra Costa CA Transportation Authority
	Sales Tax Revenue TOB VRDO	0.160%	12/7/12	20,000	20,000
	Contra Costa County CA Multifamily Housing
	Revenue (Park Regency) VRDO	0.140%	12/7/12 LOC	47,200	47,200
1	Desert CA Community College District GO
	TOB VRDO	0.160%	12/7/12	22,000	22,000
2	East Bay CA Municipal Utility District Waste
	Water System Revenue PUT	0.160%	2/1/13	23,435	23,435
	East Bay CA Municipal Utility District Water
	System Revenue	2.000%	6/1/13	18,625	18,793
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	6/9/13	20,000	20,000
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	6/15/13	1,500	1,500
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	7/12/13	20,000	20,000
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	7/12/13	20,800	20,800
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	7/29/13	16,600	16,600
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.250%	7/29/13	13,500	13,500
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	8/2/13	26,300	26,300
	East Bay CA Municipal Utility District Water
	System Revenue (Extendible) CP	0.240%	8/4/13	12,200	12,200
2	East Bay CA Municipal Utility District Water
	System Revenue PUT	0.160%	12/3/12	11,800	11,800
2	East Bay CA Municipal Utility District Water
	System Revenue PUT	0.170%	3/1/13	12,900	12,900
[2,3]	East Bay CA Municipal Utility District Water
	System Revenue PUT	0.160%	12/3/13	11,000	11,000
1	East Bay CA Municipal Utility District Water
	System Revenue TOB VRDO	0.150%	12/7/12	4,300	4,300
1	Eastern California Municipal Water District
	Water & Sewer COP TOB VRDO	0.170%	12/7/12	1,590	1,590
2	Eastern Municipal Water District CA Water
	& Sewer Revenue PUT	0.180%	7/19/13	14,000	14,000
	Escondido CA Community Development
	(Escondido Promenade Project) COP VRDO	0.190%	12/7/12 LOC	9,400	9,400
	Escondido CA Community Development
	Multifamily Revenue (Heritage Park
	Apartments) VRDO	0.190%	12/7/12 LOC	4,250	4,250
	Freemont CA Union High School District TRAN	1.500%	6/28/13	10,500	10,576
	Fremont CA COP VRDO	0.140%	12/7/12 LOC	8,945	8,945
	Fremont CA COP VRDO	0.160%	12/7/12 LOC	5,000	5,000
1	Fresno CA Unified School District Revenue
	TOB VRDO	0.190%	12/7/12	8,960	8,960

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Garden Grove CA Housing Authority Multifamily
Housing Revenue (Valley View Senior Villas
Project) VRDO	0.170%	12/7/12 LOC	9,100	9,100
1 Grossmont CA Healthcare District Revenue
TOB VRDO	0.190%	12/7/12	10,200	10,200
Irvine CA Assessment District No. 89-10
Improvement Revenue (Northwest Irvine)
VRDO	0.150%	12/3/12 LOC	4,916	4,916
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.150%	12/3/12 LOC	2,654	2,654
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.150%	12/3/12 LOC	6,472	6,472
2 Irvine CA Ranch Water District Revenue PUT	0.150%	3/1/13	9,700	9,700
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.150%	12/3/12 LOC	21,900	21,900
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.150%	12/3/12 LOC	22,045	22,045
Kern County CA TRAN	2.500%	6/28/13	25,000	25,325
Livermore CA COP VRDO	0.160%	12/7/12 LOC	13,515	13,515
Livermore CA Redevelopment Agency
Multi-Family Housing Revenue
(Richards Manor) VRDO	0.190%	12/7/12 LOC	4,770	4,770
1 Long Beach CA Harbor Revenue TOB VRDO	0.370%	12/7/12	15,740	15,740
Los Altos CA Union High School District TRAN	1.500%	6/28/13	5,500	5,540
1 Los Angeles CA Community College District
GO TOB VRDO	0.150%	12/7/12	3,500	3,500
1 Los Angeles CA Community College District
GO TOB VRDO	0.190%	12/7/12	9,575	9,575
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.140%	12/7/12 LOC	3,300	3,300
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.150%	12/7/12 LOC	19,200	19,200
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.150%	12/7/12	8,750	8,750
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.170%	12/7/12	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.190%	12/7/12	6,000	6,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.220%	12/7/12	18,880	18,880
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.220%	12/7/12	7,975	7,975
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.180%	12/3/12	1,300	1,300
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.160%	12/7/12 LOC	10,355	10,355
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.170%	12/7/12	7,495	7,495
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.190%	12/7/12	5,450	5,450
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.190%	12/7/12	4,360	4,360
Los Angeles CA Department of Water
& Power Revenue VRDO	0.130%	12/7/12	39,700	39,700

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Los Angeles CA Department of Water
	& Power Revenue VRDO	0.130%	12/7/12	32,400	32,400
	Los Angeles CA Department of Water
	& Power Revenue VRDO	0.130%	12/7/12	21,175	21,175
	Los Angeles CA Department of Water
	& Power Revenue VRDO	0.150%	12/7/12	12,750	12,750
	Los Angeles CA Department of Water
	& Power Revenue VRDO	0.150%	12/7/12	19,600	19,600
	Los Angeles CA Harbor Department Revenue
	(Extendible) CP	0.230%	2/21/13	22,000	22,000
	Los Angeles CA Harbor Department Revenue
	(Extendible) CP	0.220%	3/6/13	20,000	20,000
1	Los Angeles CA Harbor Department Revenue
	TOB VRDO	0.170%	12/7/12	2,680	2,680
1	Los Angeles CA Harbor Department Revenue
	TOB VRDO	0.190%	12/7/12	5,395	5,395
	Los Angeles CA Multifamily Housing Revenue
	(Beverly Park Apartments) VRDO	0.150%	12/7/12 LOC	15,500	15,500
	Los Angeles CA Multifamily Housing Revenue
	(Fountain Park Project) VRDO	0.140%	12/7/12 LOC	40,000	40,000
	Los Angeles CA Multifamily Housing Revenue
	(Queen Portfolio Apartments Project) VRDO	0.180%	12/7/12 LOC	6,895	6,895
	Los Angeles CA Multifamily Housing Revenue
	(San Regis Project) VRDO	0.170%	12/7/12 LOC	23,600	23,600
	Los Angeles CA TRAN	2.000%	2/28/13	106,000	106,466
	Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	1,300	1,336
	Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	4,575	4,704
	Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	1,000	1,028
1	Los Angeles CA Unified School District GO
	TOB VRDO	0.160%	12/7/12	9,060	9,060
1	Los Angeles CA Unified School District GO
	TOB VRDO	0.170%	12/7/12	9,995	9,995
1	Los Angeles CA Unified School District GO
	TOB VRDO	0.170%	12/7/12	6,660	6,660
	Los Angeles CA Wastewater System
	Revenue CP	0.200%	12/6/12	28,000	28,000
1	Los Angeles CA Wastewater System
	Revenue TOB VRDO	0.170%	12/7/12	7,500	7,500
	Los Angeles CA Wastewater System
	Revenue VRDO	0.170%	12/7/12 LOC	1,390	1,390
[1,2]	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue
	TOB PUT	0.200%	12/3/12 LOC	29,800	29,800
	Los Angeles County CA Multifamily Housing
	Revenue (Valencia Village Project) VRDO	0.180%	12/7/12	6,325	6,325
1	Los Angeles County CA Sanitation Districts
	Financing Authority Capital Projects Revenue
	TOB VRDO	0.160%	12/7/12 LOC	10,440	10,440
	Los Angeles County CA TRAN	2.000%	2/28/13	40,000	40,176
	Los Angeles County CA TRAN	2.000%	3/29/13	22,500	22,632
	Los Angeles County CA TRAN	2.000%	6/28/13	75,000	75,771
1	Los Angeles County CA Unified School
	District GO TOB VRDO	0.170%	12/7/12	5,000	5,000
	Manteca CA Redevelopment Agency Tax
	Allocation Revenue VRDO	0.170%	12/3/12 LOC	13,050	13,050

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Metropolitan Water District of Southern
California Revenue PUT	0.160%	6/10/13	18,020	18,020
1 Metropolitan Water District of Southern
California Revenue TOB VRDO	0.170%	12/7/12	5,000	5,000
1 Metropolitan Water District of Southern
California Revenue TOB VRDO	0.170%	12/7/12	6,435	6,435
Metropolitan Water District of Southern
California Revenue VRDO	0.150%	12/7/12	26,900	26,900
Mission Viejo CA Community Development
Financing Authority Revenue (Mission Viejo
Mall Improvement) VRDO	0.160%	12/7/12 LOC	22,900	22,900
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian) VRDO	0.200%	12/7/12 LOC	12,300	12,300
1 Nuveen California Investment Quality
Municipal Fund VRDP VRDO	0.260%	12/7/12 LOC	18,000	18,000
1 Nuveen California Performance Plus
Municipal Fund VRDP VRDO	0.260%	12/7/12 LOC	15,000	15,000
1 Nuveen California Quality Income
Municipal Fund VRDP VRDO	0.260%	12/7/12 LOC	26,000	26,000
Nuveen Insured California AMT-Free
Municipal Income Fund VRDP VRDO	0.260%	12/7/12 LOC	27,000	27,000
Orange County CA Apartment Development
Revenue VRDO	0.140%	12/7/12 LOC	41,300	41,300
Orange County CA Apartment Development
Revenue VRDO	0.150%	12/7/12 LOC	9,550	9,550
Orange County CA Sanitation District COP	5.250%	8/1/13 (Prere.)	8,000	8,268
Orange County CA Sanitation District
Wastewater Revenue	3.000%	8/1/13	3,000	3,056
1 Orange County CA Sanitation District
Wastewater Revenue TOB VRDO	0.190%	12/7/12	4,110	4,110
1 Orange County CA Water District Revenue
TOB VRDO	0.200%	12/7/12	9,000	9,000
Otay CA Water District (Capital Project)
COP VRDO	0.160%	12/7/12 LOC	8,010	8,010
1 Palomar Pomerado Health California GO
TOB VRDO	0.190%	12/7/12 LOC	4,600	4,600
1 Peralta CA Community College District
Revenue TOB VRDO	0.160%	12/7/12	15,000	15,000
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project) VRDO	0.170%	12/3/12 LOC	30,500	30,500
Riverside County CA Industrial Development
Authority Empowerment Zone Facility Revenue
(Guy Evans Inc. Project) VRDO	0.190%	12/7/12 LOC	5,030	5,030
Riverside County CA Public Facility Project
COP VRDO	0.160%	12/7/12 LOC	7,500	7,500
Riverside County CA Teeter Notes	2.000%	10/16/13	40,000	40,610
Riverside County CA TRAN	2.000%	3/29/13	31,000	31,182
Riverside County CA Transportation
Commission Sales Tax Revenue VRDO	0.160%	12/7/12	1,100	1,100
Sacramento CA Municipal Utility District
Revenue VRDO	0.140%	12/7/12 LOC	33,000	33,000
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.180%	12/7/12 LOC	12,300	12,300
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.180%	12/7/12 LOC	10,200	10,200

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Bernardino County CA TRAN	2.000%	6/28/13	28,000	28,286
1 San Diego CA Community College District
GO TOB VRDO	0.150%	12/7/12	5,710	5,710
1 San Diego CA Community College District
GO TOB VRDO	0.160%	12/7/12	5,000	5,000
1 San Diego CA Community College District
GO TOB VRDO	0.170%	12/7/12	5,000	5,000
1 San Diego CA Community College District
GO TOB VRDO	0.190%	12/7/12	4,100	4,100
San Diego CA County TRAN	2.000%	6/28/13	13,000	13,135
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments Project)
VRDO	0.150%	12/7/12 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim Apartments)
VRDO	0.150%	12/7/12 LOC	32,440	32,440
1 San Diego CA Public Facilities Financing
Authority Sewer Revenue TOB VRDO	0.190%	12/7/12	8,280	8,280
1 San Diego CA Public Facilities Financing
Authority Water Revenue TOB VRDO	0.170%	12/7/12	7,495	7,495
1 San Diego CA Unified School District
GO TOB PUT	0.260%	5/9/13	27,060	27,060
San Diego CA Unified School District TRAN	2.000%	1/31/13	6,250	6,269
1 San Diego County CA Regional Transportation
Commission Sales Tax Revenue TOB VRDO	0.190%	12/7/12	2,675	2,675
1 San Diego County CA Regional Transportation
Commission Sales Tax Revenue TOB VRDO	0.190%	12/7/12	5,260	5,260
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.150%	12/7/12	8,925	8,925
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.160%	12/7/12	6,100	6,100
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.170%	12/7/12	4,825	4,825
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.170%	12/7/12	9,500	9,500
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.170%	12/7/12	6,840	6,840
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.220%	12/7/12	6,500	6,500
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.220%	12/7/12	6,100	6,100
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.220%	12/7/12	9,800	9,800
San Diego County CA Water Authority
Revenue CP	0.200%	12/5/12	10,000	10,000
San Diego County CA Water Authority
Revenue CP	0.190%	1/17/13	7,000	7,000
San Diego County CA Water Authority
Revenue CP	0.190%	1/22/13	15,900	15,900
1 San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue TOB VRDO	0.170%	12/7/12	5,700	5,700
1 San Francisco CA City & County
(Laguna Honda Hospital) GO TOB VRDO	0.190%	12/7/12	6,700	6,700
San Francisco CA City & County Airport
Commission International Airport Revenue
VRDO	0.170%	12/7/12 LOC	8,000	8,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.150%	12/7/12 LOC	46,145	46,145
San Francisco CA City & County International
Airport Revenue VRDO	0.170%	12/7/12 LOC	5,000	5,000
San Francisco CA City & County International
Airport Revenue VRDO	0.170%	12/7/12 LOC	2,400	2,400
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.170%	12/7/12	6,900	6,900
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.150%	12/7/12 LOC	40,000	40,000
San Francisco Public Utility Commission CP	0.200%	12/6/12	6,700	6,700
San Francisco Public Utility Commission CP	0.180%	12/10/12	12,500	12,500
San Francisco Public Utility Commission CP	0.200%	1/8/13	10,000	10,000
San Jose CA Financing Authority Lease
Revenue CP	0.180%	12/12/12 LOC	26,255	26,255
1 San Jose CA Financing Authority Lease
Revenue TOB VRDO	0.170%	12/7/12 (13)	21,360	21,360
San Jose CA Multifamily Housing Revenue
(Cinnabar Commons) VRDO	0.150%	12/7/12 LOC	16,300	16,300
San Jose CA Multifamily Housing Revenue
(Raintree Apartments) VRDO	0.170%	12/7/12 LOC	10,000	10,000
1 San Jose CA Unified School District Santa
Clara County GO TOB VRDO	0.190%	12/7/12	7,310	7,310
1 San Mateo County CA Community College
District GO TOB VRDO	0.170%	12/7/12	4,315	4,315
1 San Mateo County CA Community College
District GO TOB VRDO	0.190%	12/7/12	4,965	4,965
Santa Barbara County CA TRAN	2.000%	6/28/13	10,000	10,103
1 Sequoia CA Unified School District GO
TOB VRDO	0.190%	12/7/12	5,860	5,860
1 Sonoma County CA Junior College District
GO TOB VRDO	0.160%	12/7/12 LOC	30,585	30,585
1 Sunnyvale CA Wastewater Revenue TOB VRDO	0.190%	12/7/12	4,220	4,220
1 Torrance CA Hospital Revenue (Torrance
Memorial Medical Center) TOB VRDO	0.190%	12/7/12 LOC	7,100	7,100
University of California Regents CP	0.180%	1/9/13	8,341	8,341
University of California Regents CP	0.200%	2/7/13	22,500	22,500
University of California Regents Medical
Center Revenue VRDO	0.160%	12/3/12	3,500	3,500
University of California Revenue	4.750%	5/15/13 (Prere.)	7,950	8,195
University of California Revenue	5.000%	5/15/13 (ETM)	315	322
University of California Revenue	5.000%	5/15/13	5,145	5,258
1 University of California Revenue TOB VRDO	0.180%	12/3/12	800	800
1 University of California Revenue TOB VRDO	0.150%	12/7/12	10,875	10,875
1 University of California Revenue TOB VRDO	0.170%	12/7/12	3,470	3,470
1 University of California Revenue TOB VRDO	0.170%	12/7/12	6,000	6,000
1 University of California Revenue TOB VRDO	0.170%	12/7/12	3,495	3,495
1 University of California Revenue TOB VRDO	0.170%	12/7/12	2,190	2,190
1 University of California Revenue TOB VRDO	0.180%	12/7/12	15,195	15,195
1 University of California Revenue TOB VRDO	0.190%	12/7/12	7,300	7,300
1 University of California Revenue TOB VRDO	0.190%	12/7/12	6,655	6,655
1 University of California Revenue TOB VRDO	0.220%	12/7/12	9,579	9,579
Ventura CA Public Financing Authority Lease
Revenue CP	0.200%	12/13/12 LOC	13,100	13,100

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Western Municipal Water District Facilities
Authority California Water Revenue VRDO	0.140%	12/7/12 LOC	19,275	19,275
Westlands CA Water District COP VRDO	0.140%	12/7/12 LOC	25,700	25,700
Whittier CA Health Facility Revenue
(Presbyterian Intercommunity Hospital) VRDO	0.140%	12/7/12 LOC	4,900	4,900
Whittier CA Health Facility Revenue
(Presbyterian Intercommunity Hospital) VRDO	0.150%	12/7/12 LOC	9,200	9,200
				3,775,518
Puerto Rico (0.1%)
1 Puerto Rico Sales Tax Financing Corp.
Revenue TOB VRDO	0.170%	12/7/12	2,400	2,400
Total Tax-Exempt Municipal Bonds (Cost $3,777,918)				3,777,918
Other Assets and Liabilities (0.9%)
Other Assets				94,513
Liabilities				(59,907)
				34,606
Net Assets (100%)
Applicable to 3,811,974,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,812,524
Net Asset Value Per Share				$1.00

At November 30, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,812,520
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				4
Net Assets				3,812,524

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $1,028,088,000, representing 27.0% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	7,193
Total Income	7,193
Expenses
The Vanguard Group—Note B
Investment Advisory Services	679
Management and Administrative	4,431
Marketing and Distribution	1,155
Custodian Fees	48
Auditing Fees	23
Shareholders’ Reports	23
Trustees’ Fees and Expenses	4
Total Expenses	6,363
Expense Reduction—Note B	(337)
Net Expenses	6,026
Net Investment Income	1,167
Realized Net Gain (Loss) on Investment Securities Sold	5
Net Increase (Decrease) in Net Assets Resulting from Operations	1,172

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,167	2,969
Realized Net Gain (Loss)	5	26
Net Increase (Decrease) in Net Assets Resulting from Operations	1,172	2,995
Distributions
Net Investment Income	(1,167)	(2,969)
Realized Capital Gain	—	—
Total Distributions	(1,167)	(2,969)
Capital Share Transactions (at $1.00)
Issued	2,456,850	2,863,192
Issued in Lieu of Cash Distributions	1,111	2,862
Redeemed	(2,776,686)	(3,344,624)
Net Increase (Decrease) from Capital Share Transactions	(318,725)	(478,570)
Total Increase (Decrease)	(318,720)	(478,544)
Net Assets
Beginning of Period	4,131,244	4,609,788
End of Period	3,812,524	4,131,244

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0003	.001	.001	.004	.022
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0003	.001	.001	.004	.022
Distributions
Dividends from Net Investment Income	(.0003)	(.001)	(.001)	(.004)	(.022)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0003)	(.001)	(.001)	(.004)	(.022)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.03%	0.07%	0.11%	0.37%	2.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,813	$4,131	$4,610	$5,355	$7,506
Ratio of Expenses to Average Net Assets	0.15%[2]	0.16%[2]	0.17%	0.17%[3]	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	0.03%	0.07%	0.11%	0.39%	2.19%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2012 and 0.17% for 2011. See Note B in
Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $530,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2012, Vanguard’s expenses were reduced by $337,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Tax-Exempt Money Market Fund

At November 30, 2012, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCAIX	VCADX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.46%	1.54%

Financial Attributes

		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	1,008	1,524	46,378

Yield to Maturity
(before expenses)	1.6%	1.3%	1.9%

Average Coupon	4.3%	4.8%	4.9%

Average Duration	4.9 years	4.8 years	6.1 years

Average Effective
Maturity	5.5 years	5.5 years	5.8 years

Short-Term
Reserves	5.8%	—	—

Volatility Measures
		Barclays
	Barclays Muni	Municipal
	CA IT	Bond
	Bond Index	Index
R-Squared	0.88	0.97
Beta	0.91	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity (% of
portfolio)
Under 1 Year	14.2%
1 - 3 Years	13.0
3 - 5 Years	18.0
5 - 10 Years	49.3
10 - 20 Years	5.1
20 - 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
AAA	7.9%
AA	52.5
A	33.9
BBB	4.2
B	1.0
Not Rated	0.5
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2012

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	California Intermediate-Term
	Tax-Exempt Fund Investor Shares	10.14%	5.61%	4.61%	$15,694
••••••••	Barclays Municipal California
	Intermediate Bond Index	9.08	6.69	5.43	16,968
– – – –	California Intermediate Municipal

	Debt Funds Average	8.35	4.85	3.96	14,749
	Barclays Municipal Bond Index	10.17	6.23	5.45	17,005
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Intermediate-Term Tax-Exempt
Fund Admiral Shares	10.23%	5.69%	4.69%	$79,036
Barclays Municipal California Intermediate
Bond Index	9.08	6.69	5.43	84,842
Barclays Municipal Bond Index	10.17	6.23	5.45	85,027

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
				Barclays Muni
				CA IT
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.12%	1.66%	5.78%	5.62%
2004	3.93	-1.52	2.41	4.05
2005	3.90	-1.79	2.11	2.37
2006	4.12	1.28	5.40	5.07
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	8.47%	5.38%	3.92%	0.20%	4.12%
Admiral Shares	11/12/2001	8.56	5.46	4.00	0.20	4.20

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.2%)
California (100.0%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.250%	12/3/12 LOC	8,390	8,390
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.160%	12/7/12 LOC	4,150	4,150
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	3,231
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	1,037
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	686
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,228
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,534
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	8,397
ABAG Finance Authority for Nonprofit Corps.
California Revenue (San Francisco Friends)
VRDO	0.210%	12/7/12 LOC	2,800	2,800
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,143
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	1,000	1,175
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	400	466
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,405
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/14 (2)	325	312
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/16 (2)	4,305	3,914
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/20 (2)	12,250	9,419
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/29 (2)	30,000	12,703
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/29 (14)	1,000	1,025

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	9,110	3,627
Alameda County CA (Medical Center Project) COP	5.250%	6/1/13 (ETM)	1,785	1,825
Alameda County CA (Medical Center Project) COP	5.375%	6/1/14 (ETM)	1,880	1,983
Alameda County CA (Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	4,177
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,773
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,904
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	4,425	5,092
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	4,660	5,312
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	5,175	5,836
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	5,450	6,123
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,776
Antioch CA Public Financing Authority
Reassessment Revenue	5.000%	9/2/13 (2)	2,275	2,280
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,632
Bakersfield CA Wastewater Revenue VRDO	0.190%	12/7/12	5,600	5,600
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (10)	5,000	5,136
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (14)	6,910	6,933
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,000	3,438
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	13,322
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	11,460
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	344
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,190	2,510
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,616
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,551
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	3,097
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,908
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	15,000	18,684
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	8,686
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/29	11,280	13,774
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	15,000	18,527
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	8,000	9,813
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.041%	8/1/17	25,000	25,059

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,841
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.150%	12/7/12 LOC	38,000	38,000
Burbank CA Public Financing Authority Revenue
(Golden State Redevelopment Project)	5.250%	12/1/12 (2)	3,540	3,540
Burbank CA Public Financing Authority Revenue
(Golden State Redevelopment Project)	5.250%	12/1/13 (2)	4,615	4,809
Cabrillo CA Community College District Revenue	0.000%	8/1/13 (14)	2,590	2,584
Cabrillo CA Community College District Revenue	0.000%	8/1/14 (14)	2,655	2,621
1 Cabrillo CA Community College District Revenue
TOB VRDO	0.190%	12/7/12	5,305	5,305
California Community College Financing
Authority TRAN	2.000%	6/28/13	8,000	8,058
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	13,390	13,407
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/13	1,185	1,209
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	15,000	16,647
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,750
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	19,625	22,567
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	29,734
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	14,600	17,365
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	5,475	6,701
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	21,969
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	2,525	3,090
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	24,612
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,527
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	22,890	29,284
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	3,660	4,682
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,000	23,028
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	50,000	60,589
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	24,060
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	6,311
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	8,422
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	14,675	17,654
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	10,825	13,557

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/12 (ETM)	90	90
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/13	7,000	7,337
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	180	197
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	3,355	3,664
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,618
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	7,409
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,949
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/24	5,000	6,073
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/26	8,565	10,353
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/27	8,800	10,880
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/27	3,900	4,962
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	4,234
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/28	4,505	5,732
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	4,445
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/29	4,640	5,899
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	3,410
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/30	1,850	2,352
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,872
California Economic Recovery GO	5.250%	7/1/13	20,000	20,586
California Economic Recovery GO	5.250%	7/1/14 (ETM)	3,385	3,650
California Economic Recovery GO	5.250%	7/1/14	11,615	12,514
California Economic Recovery GO	5.000%	7/1/18	29,770	36,569
California Economic Recovery GO	5.000%	7/1/19	32,330	40,647
California Economic Recovery GO	5.000%	7/1/20	43,810	54,605
California Economic Recovery GO	5.250%	7/1/21	45,385	56,554
California Economic Recovery GO	5.000%	7/1/22	16,280	18,756
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/14	360	384
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/15	380	421
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/16	400	457
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/20	790	888
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/23	1,195	1,325
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/24	380	419

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	10,000	13,716
California GO	5.000%	3/1/13	20,640	20,887
California GO	5.000%	10/1/14	2,000	2,167
California GO	5.000%	11/1/14	1,390	1,511
California GO	5.000%	3/1/15	1,000	1,099
California GO	5.000%	4/1/15	15,400	16,979
California GO	5.000%	12/1/15	1,470	1,571
California GO	5.000%	4/1/17	11,000	12,935
California GO	5.250%	2/1/18 (14)	8,000	9,743
California GO	6.000%	2/1/18 (2)	6,240	7,850
California GO	5.000%	3/1/18	1,850	2,235
California GO	5.500%	4/1/18	20,000	24,747
2 California GO	1.060%	5/1/18	9,000	9,021
California GO	5.000%	8/1/18	1,895	2,217
California GO	5.000%	10/1/18	20,000	24,588
California GO	5.000%	10/1/18	14,095	17,328
California GO	5.500%	4/1/19	11,245	14,315
California GO	5.000%	5/1/19	10,000	11,023
California GO	5.000%	8/1/19	30,000	33,372
California GO	5.000%	10/1/19 (14)	14,800	17,194
California GO	5.000%	10/1/19	21,000	26,391
California GO	5.000%	2/1/20	2,950	3,698
California GO	5.250%	2/1/20	7,500	9,529
California GO	5.000%	3/1/20	55,285	60,487
California GO	5.000%	8/1/20	14,890	17,344
California GO	5.000%	9/1/20	26,810	34,027
California GO	5.000%	9/1/20	9,970	12,654
California GO	5.000%	10/1/20	10,555	13,419
California GO	5.000%	3/1/21	2,250	2,790
California GO	5.000%	4/1/21	2,240	2,851
California GO	5.500%	4/1/21	2,000	2,492
California GO	5.000%	9/1/21	13,700	17,550
California GO	5.000%	9/1/21	1,310	1,678
California GO	5.000%	10/1/21	2,575	3,303
California GO	5.000%	2/1/22	8,125	10,410
California GO	5.000%	6/1/22	12,000	13,208
California GO	5.000%	9/1/22	12,710	16,416
California GO	5.250%	9/1/22	17,400	22,917
California GO	5.000%	9/1/23	12,120	13,934
California GO	5.000%	9/1/23	7,000	8,869
California GO	5.000%	10/1/23	12,500	14,409
California GO	5.000%	12/1/23	7,500	8,876
California GO	5.000%	3/1/24	3,000	3,646
California GO	5.000%	8/1/24	10,100	11,653
California GO	5.000%	8/1/24 (4)	31,275	34,554
California GO	5.000%	10/1/24	13,440	15,454
California GO	5.000%	11/1/24	6,000	7,085
California GO	5.000%	11/1/24	5,000	6,141
California GO	5.000%	12/1/24	2,000	2,367
California GO	5.125%	3/1/25	2,000	2,344
California GO	5.000%	8/1/25	10,000	11,450
California GO	5.000%	9/1/25	1,500	1,769
California GO	5.000%	11/1/25	1,500	1,831
California GO	5.000%	12/1/25	21,015	24,870
California GO	5.000%	3/1/26	5,000	5,591

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	3/1/26	5,000	6,008
California GO	5.000%	4/1/26	27,480	32,010
California GO	5.000%	9/1/26	2,500	2,943
California GO	5.000%	11/1/26	7,500	9,140
California GO	5.000%	4/1/27	24,285	28,195
California GO	5.750%	4/1/27	31,455	38,462
California GO	4.500%	8/1/27	6,000	6,620
California GO	5.000%	9/1/27	5,500	6,451
California GO	5.250%	10/1/27	5,000	6,115
California GO	5.000%	3/1/28	10,855	11,579
California GO	5.750%	4/1/28	30,000	36,663
California GO	5.000%	6/1/28	10,005	10,947
California GO	5.000%	9/1/28	6,250	7,316
California GO	5.250%	9/1/28	6,000	7,321
California GO	5.000%	9/1/29	6,000	7,152
California GO	5.000%	9/1/29	4,750	5,552
California GO	5.250%	3/1/30	20,000	24,367
California GO	4.500%	8/1/30	11,000	12,058
California GO	5.000%	9/1/30	10,000	11,876
California GO	5.000%	9/1/30	6,865	8,003
California GO	5.000%	3/1/31	5,535	6,130
California GO	5.750%	4/1/31	30,000	36,603
California GO	5.000%	2/1/32	2,540	3,021
California GO	6.000%	3/1/33	12,000	15,422
California GO	5.125%	4/1/33	6,550	7,492
California GO	6.500%	4/1/33	20,000	25,687
1 California GO TOB VRDO	0.180%	12/3/12	2,200	2,200
1 California GO TOB VRDO	0.180%	12/4/12	10,800	10,800
California GO VRDO	0.140%	12/3/12 LOC	2,800	2,800
California GO VRDO	0.150%	12/3/12 LOC	5,470	5,470
California GO VRDO	0.150%	12/7/12 LOC	4,200	4,200
California GO VRDO	0.160%	12/7/12 LOC	10,200	10,200
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/16	2,170	2,193
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/19	1,025	1,035
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,846
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,191
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,709
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,599
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,706
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,000	5,784
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	23,394
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	8,821
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,250	5,165
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	9,000	9,536

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	39,000	41,737
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,329
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,228
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	5,082
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,222
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,581
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,461
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	2,000	2,356
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,592
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,360
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	3,280
2 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)
PUT	1.960%	7/1/17	5,255	5,301
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	6,137
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,296
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	805
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	357
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	543
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	1,060
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	911
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	368
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	950
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/14	730	792
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	975
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	870
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,737
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,840
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	2,074

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,737
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	14,744
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/13 (Prere.)	2,515	2,599
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/13 (Prere.)	2,630	2,718
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/13 (Prere.)	2,280	2,356
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/13 (Prere.)	2,245	2,320
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	4.000%	8/15/19	500	584
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/21	800	1,006
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/22	500	634
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	3.000%	10/1/14	550	576
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,610
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,769
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,245
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	2,129
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/20	1,000	1,256
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,000	1,180
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,264
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,626
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	3,033
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	6,177
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	6,148
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/24	3,000	3,753
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/28	4,000	4,902
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	607

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	7,200
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,115	2,363
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,976
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,641
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	914
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	1,026
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,408
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,178
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.150%	12/7/12 LOC	3,800	3,800
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,864
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	15,000	16,130
1 California Health Facilities Financing Authority
Revenue (St. Joseph Health System) TOB VRDO	0.160%	12/7/12	15,000	15,000
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/13 (Prere.)	2,715	2,837
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/13 (Prere.)	3,000	3,135
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/13 (Prere.)	6,275	6,557
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,482
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,650
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,296
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,771
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,617
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,364
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,819
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	5,424
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	6,180
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.170%	12/7/12	1,160	1,160
California Infrastructure & Economic
Development Bank Revenue
(American National Red Cross) VRDO	0.150%	12/7/12 LOC	3,365	3,365
1 California Infrastructure & Economic
Development Bank Revenue (Bay Area Toll
Bridges Seismic Retrofit) TOB VRDO	0.180%	12/3/12 (ETM)	18,770	18,770

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Infrastructure & Economic
Development Bank Revenue (Clean Water
State Revolving Fund)	5.000%	10/1/14	2,500	2,510
California Infrastructure & Economic
Development Bank Revenue
(J. Paul Getty Trust)	4.000%	10/1/15	1,400	1,543
2 California Infrastructure & Economic
Development Bank Revenue
(J. Paul Getty Trust) PUT	0.660%	4/1/14	5,000	5,013
California Infrastructure & Economic
Development Bank Revenue
(Los Angeles County Museum of
Natural History Foundation) VRDO	0.140%	12/3/12 LOC	2,800	2,800
California Infrastructure & Economic
Development Bank Revenue
(Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,909
California Infrastructure & Economic
Development Bank Revenue
(Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,105
California Infrastructure & Economic
Development Bank Revenue
(Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,200
California Infrastructure & Economic
Development Bank Revenue
(SRI International) VRDO	0.170%	12/7/12 LOC	4,700	4,700
California Infrastructure & Economic
Development Bank Revenue
(State Revolving Fund)	5.000%	10/1/29	7,000	7,469
California Infrastructure & Economic
Development Bank Revenue
(Workers’ Compensation Relief)	5.250%	10/1/13 (2)	18,000	18,707
California Infrastructure & Economic
Development Bank Revenue
(Workers’ Compensation Relief)	5.250%	10/1/14 (2)	25,815	26,842
California Municipal Finance Authority
(Community Hospitals of Central
California Obligated Group) COP	5.375%	2/1/29	16,600	18,227
California Municipal Finance Authority
Revenue (University of La Verne)	5.000%	6/1/16	1,000	1,110
California Municipal Finance Authority
Revenue (University of La Verne)	4.750%	6/1/18	2,325	2,647
California Municipal Finance Authority
Revenue (University of La Verne)	5.000%	6/1/19	2,375	2,784
California Municipal Finance Authority
Solid Waste Revenue (Republic
Services Inc. Project) PUT	0.450%	1/2/13	17,000	17,000
California Pollution Control Financing
Authority Environmental Improvement
Revenue (BP West Coast Products
LLC Project) PUT	2.600%	9/2/14	13,550	14,011
California Pollution Control Financing
Authority Revenue (Pacific Gas &
Electric Co.) VRDO	0.140%	12/3/12 LOC	6,900	6,900
California Pollution Control Financing
Authority Revenue (San Diego Gas
& Electric Co.)	5.900%	6/1/14 (14)	17,135	18,520

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	4,246
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/12 (14)	10,625	10,626
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	12/1/13 (Prere.)	10,000	10,523
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	12/1/13 (Prere.)	10,000	10,523
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/15	1,250	1,379
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/16	7,160	8,132
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	4,342
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/18 (2)	27,790	31,187
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/21	3,975	4,394
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	5,000	6,163
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	5,210	6,437
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	7,329
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	6,134
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/15	1,500	1,610
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/17	8,000	8,557
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/18	5,000	5,342
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	8,206
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,816
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,818
California Public Works Board Lease Revenue
(Regents of The University of California)	5.500%	6/1/14	5,140	5,358
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/18 (14)	10,310	12,512
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (14)	7,670	9,622
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20	2,015	2,573
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21	1,650	2,123
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/25	5,765	6,275
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/26 (14)	9,010	10,117
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,681
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,769

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/13	2,000	2,082
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/14	4,745	5,134
California Public Works Board Lease Revenue
(Various Capital Projects)	4.000%	11/1/15	1,500	1,635
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	7,353
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,799
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	6,102
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	5,400	6,946
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,860
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/22	2,645	3,383
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	5,078
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,221
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,405
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	4,258
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,503
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,489
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/31	5,000	6,110
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	13,323
California RAN	2.500%	6/20/13	64,000	64,798
California State University Revenue Systemwide	5.375%	5/1/13 (Prere.)	5,390	5,506
California State University Revenue Systemwide	5.000%	11/1/20	5,000	6,359
California State University Revenue Systemwide	5.250%	11/1/20	3,515	4,330
California State University Revenue Systemwide	5.000%	11/1/22 (2)	18,440	20,326
California State University Revenue Systemwide	5.000%	11/1/24	8,690	10,308
California State University Revenue Systemwide	5.000%	11/1/24	2,915	3,606
California State University Revenue Systemwide	5.000%	11/1/25	11,820	13,933
California State University Revenue Systemwide	5.000%	11/1/26	12,530	14,770
California State University Revenue Systemwide	5.000%	11/1/27	5,000	5,789
California State University Revenue Systemwide	5.000%	11/1/27	5,740	6,942
1 California State University Revenue Systemwide
TOB VRDO	0.250%	12/7/12 (12)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue
(Adventist Health System/ West)	5.000%	3/1/25	14,975	16,156
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	4/1/13 (Prere.)	10,000	10,194
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	4/1/13 (Prere.)	6,920	7,055

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	4/1/13 (Prere.)	5,335	5,439
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	4/1/13 (Prere.)	7,780	7,931
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.)	4.500%	9/1/29	1,825	2,010
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	4.250%	11/1/16 (3)	15,000	16,639
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	4.250%	11/1/16 (3)	25,000	27,822
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	10,000	11,721
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System - St. Francis Medical Center)	5.250%	7/1/13	1,250	1,278
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System - St. Francis Medical Center)	5.000%	7/1/22	5,155	5,413
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System - St. Francis Medical Center)	5.250%	7/1/25	1,890	1,980
3 California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/27	500	576
3 California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/32	680	771
California Statewide Communities Development
Authority Revenue (Huntington
Memorial Hospital)	5.000%	7/1/18	6,190	6,793
California Statewide Communities Development
Authority Revenue (Institute for
Defense Analyses) VRDO	0.160%	12/7/12 (2)LOC	3,265	3,265
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/14	14,890	15,777
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,200	3,580
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,964
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,800
California Statewide Communities Development
Authority Revenue (Los Angeles County
Museum of Art Project) VRDO	0.160%	12/7/12 LOC	16,000	16,000
California Statewide Communities Development
Authority Revenue (Proposition 1A
Receivables Program)	5.000%	6/15/13	28,000	28,729
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,667

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,910
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	5,118
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	10,615	11,430
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	650
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	621
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,316
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	9,040
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	13,711
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.160%	12/7/12	4,038	4,038
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.000%	11/15/29	2,000	2,341
California Statewide Communities Development
Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus
Apartments Phase II)	5.500%	5/15/26	5,000	5,527
California Statewide Communities Development
Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus
Apartments Phase II)	5.125%	5/15/31	7,000	7,810
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,556
Central Valley CA Financing Authority
Cogeneration Project Revenue
(Carson Ice-Gen Project)	5.000%	7/1/17	1,000	1,152
Central Valley CA Financing Authority
Cogeneration Project Revenue
(Carson Ice-Gen Project)	5.000%	7/1/19	765	919
Central Valley CA Financing Authority
Cogeneration Project Revenue
(Carson Ice-Gen Project)	5.250%	7/1/20	1,025	1,265
Cerritos CA Community College District GO	0.000%	8/1/20	500	404
Cerritos CA Community College District GO	0.000%	8/1/22	500	359
Cerritos CA Community College District GO	0.000%	8/1/23	500	340
1 Cerritos CA Community College District GO
TOB VRDO	0.190%	12/7/12	5,500	5,500
1 Chabot-Las Positas CA Community College
District GO TOB VRDO	0.190%	12/7/12	3,000	3,000
Chula Vista CA Industrial Development Revenue
(San Diego Gas & Electric Co.)	1.650%	7/1/18	1,000	1,018
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,236
Colton CA Public Financing Authority
Electric Revenue	5.000%	4/1/23	2,065	2,492
Colton CA Public Financing Authority
Electric Revenue	5.000%	4/1/24	1,665	1,987
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,295	1,344
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,460	1,515

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,645	1,707
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	5,322
1 Contra Costa CA Community College District GO
TOB VRDO	0.170%	12/7/12	6,000	6,000
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22 (14)	15,300	17,172
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,497
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,558
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,237
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	686
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	832
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	916
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	850
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	696
Culver City CA Redevelopment Agency
Tax Allocation Revenue	5.375%	11/1/16 (4)	3,260	3,273
3 East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/14	2,000	2,108
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	2,005	2,438
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	19,353
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.150%	12/7/12	4,960	4,960
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	5,319
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/26	5,245	6,131
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/27	6,220	7,235
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/28	1,000	1,144
El Camino CA Community College District GO	0.000%	8/1/29	8,065	4,127
El Camino CA Community College District GO	0.000%	8/1/32	10,000	4,306
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,424
El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,350
El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,805
El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,797
El Dorado County CA Community Facilities
District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,379
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/28	1,000	1,147
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/29	800	912
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,621
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/23 (2)	2,875	3,122
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/24 (2)	3,475	3,753
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,813
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	5,217
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.250%	1/15/13 (14)	5,000	5,011
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.375%	1/15/15 (14)	5,000	5,010

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	995
1 Fresno CA Sewer Revenue TOB VRDO	0.180%	12/7/12 (12)	5,170	5,170
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,143
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,788
Golden State Tobacco Securitization Corp.
California	5.000%	6/1/13 (Prere.)	1,930	1,976
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	7,530	7,728
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	5,000	5,131
* Golden State Tobacco Securitization Corp.
California	6.250%	6/1/13 (Prere.)	53,600	55,145
Golden State Tobacco Securitization Corp.
California	7.800%	6/1/13 (Prere.)	25,170	26,127
Golden State Tobacco Securitization Corp.
California	4.500%	6/1/27	31,715	29,170
Golden State Tobacco Securitization Corp.
California	0.000%	6/1/37	20,000	17,864
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,731
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	3,483
Grossmont-Cuyamaca CA Community
College District GO	0.000%	8/1/25 (12)	14,010	8,798
Grossmont-Cuyamaca CA Community
College District GO	0.000%	8/1/28 (12)	21,875	11,671
Huntington Beach CA Union High School
District GO	5.000%	8/1/27 (4)	3,530	3,768
Inland Empire Tobacco Securitization Authority
California Revenue	4.625%	6/1/21	8,295	7,703
Intermodal Container Transfer Facility Joint
Power Authority California Revenue
(Union Pacific Railroad Co.)	5.125%	11/1/13 (2)	1,870	1,947
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.150%	12/3/12 LOC	4,000	4,000
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.150%	12/3/12 LOC	3,535	3,535
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.150%	12/3/12 LOC	15,300	15,300
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,530
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,290
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	1,000	1,145
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	2,009
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	484
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.150%	12/3/12 LOC	1,770	1,770
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25 (2)	8,645	9,318
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/14	2,000	2,086
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/15	1,750	1,865
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,707

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,263
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,744
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,958
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,860
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	1,755	2,060
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,654
Kings River Conservation District California COP	5.000%	5/1/13	2,315	2,356
Kings River Conservation District California COP	5.000%	5/1/14	3,500	3,691
Kings River Conservation District California COP	5.000%	5/1/15 (ETM)	2,590	2,876
Kings River Conservation District California COP	5.000%	5/1/15	1,755	1,911
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/18	8,665	9,101
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	6,380	3,250
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	2,775	2,945
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/20	3,000	3,526
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.618%	11/15/25	16,845	14,377
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.638%	11/15/26	10,025	8,491
Long Beach CA Unified School District GO	5.000%	8/1/29	7,760	9,499
Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	6,077
Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	10,000	11,183
Los Angeles CA Community College District GO	5.000%	8/1/24	6,500	7,873
Los Angeles CA Community College District GO	5.000%	8/1/25	5,000	6,020
Los Angeles CA Community College District GO	5.500%	8/1/25	5,000	6,242
Los Angeles CA Community College District GO	5.000%	8/1/27	6,960	8,471
Los Angeles CA Community College District GO	5.000%	8/1/27	4,250	5,048
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,632
Los Angeles CA Community College District GO	5.000%	8/1/32 (4)	5,000	5,769
1 Los Angeles CA Community College District GO
TOB VRDO	0.190%	12/7/12	5,200	5,200
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/13 (ETM)	10,500	10,728
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	4,000	4,701
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/25	3,000	3,553
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	4,000	4,809
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	12,156
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	5,104
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	12,072
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	2,129
Los Angeles CA Department of Water
& Power Revenue	4.000%	1/1/16	7,500	8,234
Los Angeles CA Department of Water
& Power Revenue	5.000%	1/1/16	8,300	9,371
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/22	10,000	12,819
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/22	1,000	1,305

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23	1,335	1,609
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23 (4)	20,605	22,970
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23	5,605	7,238
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/24	2,770	3,353
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	5,000	6,375
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	2,350	2,795
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	2,000	2,365
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	1,500	1,903
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	5,000	5,911
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	1,655	1,968
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/28	2,000	2,375
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29	1,670	1,978
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32 (2)	1,940	2,227
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.170%	12/3/12	9,500	9,500
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.170%	12/3/12	5,730	5,730
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.180%	12/3/12	1,875	1,875
Los Angeles CA Department of Water
& Power Revenue VRDO	0.140%	12/3/12	24,600	24,600
Los Angeles CA Department of Water
& Power Revenue VRDO	0.150%	12/7/12	5,100	5,100
Los Angeles CA Department of Water
& Power Revenue VRDO	0.150%	12/7/12	12,000	12,000
Los Angeles CA GO	5.000%	9/1/14 (Prere.)	4,055	4,386
Los Angeles CA GO	5.000%	9/1/22	10,000	12,760
Los Angeles CA GO	5.000%	9/1/28	5,850	7,147
Los Angeles CA GO	5.000%	9/1/29	5,850	7,121
Los Angeles CA GO	5.000%	9/1/30	5,850	7,085
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,823
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,708
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/14 (Prere.)	345	371
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	9,207
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	12,099
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	7,197
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	16,215
Los Angeles CA TRAN	2.000%	6/27/13	34,000	34,347

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	3,000	3,084
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	5,000	5,140
Los Angeles CA Unified School District GO	5.000%	7/1/13 (4)	4,650	4,782
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	3,900	4,009
Los Angeles CA Unified School District GO	6.000%	7/1/13 (3)	3,745	3,870
Los Angeles CA Unified School District GO	5.000%	7/1/14 (ETM)	5,000	5,372
Los Angeles CA Unified School District GO	5.000%	7/1/14	5,000	5,367
Los Angeles CA Unified School District GO	6.000%	7/1/14 (3)	1,440	1,567
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	7,089
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,314
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	4,191
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,800	3,401
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	5,000	5,935
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	4,000	4,608
Los Angeles CA Unified School District GO	5.000%	7/1/18	8,360	10,228
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,751
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,356
Los Angeles CA Unified School District GO	5.000%	7/1/20 (2)	14,135	16,225
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	10,331
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	5,000	5,739
Los Angeles CA Unified School District GO	5.000%	7/1/21 (2)	15,940	18,297
Los Angeles CA Unified School District GO	5.000%	7/1/22 (2)	16,760	19,238
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	34,903
Los Angeles CA Unified School District GO	5.000%	7/1/23 (2)	6,000	7,057
Los Angeles CA Unified School District GO	5.000%	7/1/23 (4)	12,975	15,262
Los Angeles CA Unified School District GO	5.000%	7/1/24 (4)	17,210	20,294
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	10,235	11,651
Los Angeles CA Unified School District GO	5.000%	7/1/25	7,000	8,614
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,968
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,000	11,277
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,852
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,914
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	10,174
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	7,725	8,673
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	10,150
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	7,845	8,778
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	6,119
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	6,485	7,237
Los Angeles CA Wastewater System Revenue	5.000%	6/1/20	3,000	3,827
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	16,296
Los Angeles County CA Capital Asset
Leasing Corp. Revenue	6.000%	12/1/13 (2)	2,760	2,885
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	4.000%	7/1/13	3,910	3,998
3 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/15	3,300	3,630
3 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,706
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/17 (4)	10,000	10,276
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	5,032
3 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	6,000	7,529
3 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,816

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	12,856
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,603
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	12,731
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/14 (14)	24,180	26,038
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,927
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	5,378
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/20 (14)	5,000	5,533
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/21	1,000	1,236
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	7,128
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/22	1,000	1,245
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	7,492
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/23	1,500	1,829
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,392
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/24	1,515	1,828
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,404
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	8/1/25	1,325	1,589
Los Angeles County CA Public Works
Financing Authority Revenue
(Regional Park & Open Space District)	5.250%	10/1/17 (4)	1,000	1,216
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/13 (ETM)	2,010	1,967
Los Angeles County CA TRAN	2.000%	6/28/13	10,000	10,104
Los Angeles County CA Unified
School District GO	5.000%	7/1/21	12,500	16,047
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	10,339
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/23	1,035	1,214
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/25	2,630	3,038
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/28	1,500	1,709
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/17	15,000	17,989
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/18	20,000	24,667
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/20	4,000	5,148
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,700	3,526

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30	2,000	2,517
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/30	8,585	10,752
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,355
3 Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,250	2,816
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,500
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/31	11,065	13,783
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/32	9,965	12,346
Metropolitan Water District of Southern
California Revenue PUT	2.500%	10/1/14	5,000	5,158
2 Metropolitan Water District of Southern
California Revenue PUT	0.510%	5/1/15	10,000	10,000
Metropolitan Water District of Southern
California Revenue VRDO	0.150%	12/7/12	610	610
Modesto CA Irrigation District COP	5.000%	7/1/13 (Prere.)	3,165	3,253
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,243
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,758
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,893
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,286
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,239
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,248
Modesto CA Irrigation District Financing
Authority Revenue (Domestic Water Project)	5.125%	9/1/15 (2)	4,365	4,383
Mount Diablo CA Unified School District GO	5.000%	8/1/24	1,555	1,926
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	3,771
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/30	5,150	6,563
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian) PUT	5.000%	2/7/13	5,000	5,041
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian) VRDO	0.200%	12/7/12 LOC	5,635	5,635
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,000	2,094
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,490
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	706
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	6,265
Northern California Gas Authority No. 1 Revenue	0.691%	7/1/13	9,845	9,840
Northern California Gas Authority No. 1 Revenue	0.841%	7/1/17	23,385	22,447
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,209
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	2,005
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,882
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/19	1,500	1,848
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	4,254
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	3,012

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	4,048
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	6,088
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,630
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,934
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,918
Oakland CA GO	5.000%	1/15/31	3,000	3,467
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,682
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,695	4,196
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	6,107
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,718
Oakland CA Joint Powers Financing Authority
Lease Revenue (Convention Center)	5.500%	10/1/13 (2)	1,500	1,539
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	9/1/13 (14)	3,990	4,027
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	9/1/15 (14)	3,790	3,827
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	9/1/16 (14)	6,210	6,268
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.000%	9/1/20 (2)	12,870	13,266
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	15,019
Ohlone CA Community College District GO	5.000%	8/1/22	750	975
Ohlone CA Community College District GO	5.000%	8/1/23	1,500	1,929
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	2,111
Orange County CA Airport Revenue	5.000%	7/1/17 (4)	1,725	1,774
Orange County CA Development Agency
Tax Allocation Revenue	5.250%	9/1/14 (14)	1,415	1,420
Orange County CA Development Agency
Tax Allocation Revenue	5.250%	9/1/15 (14)	1,485	1,489
Orange County CA Development Agency
Tax Allocation Revenue	5.375%	9/1/16 (14)	1,570	1,574
Orange County CA Water District COP	5.000%	8/15/29	6,925	8,324
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,222
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,823
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,813
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,800
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/19	1,000	1,101
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/20	250	274
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/21	400	435
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/27	1,000	1,143
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	11,177
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,818
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	3,000	2,167

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	4,504
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,810
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,399
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project) VRDO	0.170%	12/3/12 LOC	8,515	8,515
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	9,680	12,954
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,562
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,892
Poway CA Unified School District GO	4.000%	9/1/16	250	271
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,848
Poway CA Unified School District GO	4.000%	9/1/17	250	274
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,076
Poway CA Unified School District GO	4.000%	9/1/18	450	498
Poway CA Unified School District GO	0.000%	8/1/19	5,425	4,670
Poway CA Unified School District GO	5.000%	9/1/19	1,015	1,192
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,691
Poway CA Unified School District GO	5.000%	9/1/20	625	741
Poway CA Unified School District GO	5.000%	9/1/21	325	385
Poway CA Unified School District GO	5.000%	9/1/22	460	544
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,820
Poway CA Unified School District GO	5.000%	8/1/26	5,125	6,336
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,138
Poway CA Unified School District GO	0.000%	8/1/28	9,070	4,891
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,356
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,864
Rancho Cucamonga CA Redevelopment
Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/15 (2)	2,835	3,036
Rancho Cucamonga CA Redevelopment
Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/16 (2)	5,100	5,443
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,714
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	897
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,160
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,308
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,873
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	4,087
1 Riverside CA Electric Revenue TOB VRDO	0.180%	12/3/12	4,695	4,695
Riverside CA Electric Revenue VRDO	0.160%	12/7/12 LOC	12,200	12,200
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/19	1,220	1,427
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/20	1,280	1,513
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/23	1,410	1,664
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/25	1,555	1,803
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/26	1,615	1,860
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/27	1,710	1,966
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/15	3,000	3,290

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,363
Riverside County CA Teeter Notes	2.000%	10/16/13	10,000	10,151
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.160%	12/7/12	6,500	6,500
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	4,821
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	1,945
Roseville CA Electric System Revenue	5.000%	2/1/30	6,120	7,036
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,180	4,698
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	11,381
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,000	2,303
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,462
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	869
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,410
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,570
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,273
Sacramento CA Financing Authority
Lease Revenue	5.375%	12/1/12 (Prere.)	4,395	4,396
Sacramento CA Financing Authority
Lease Revenue	5.000%	11/1/14 (14)	1,520	1,592
Sacramento CA Financing Authority
Lease Revenue	5.375%	12/1/14 (4)	1,630	1,637
Sacramento CA Financing Authority
Lease Revenue	5.000%	12/1/19 (14)	12,860	14,116
Sacramento CA Financing Authority
Lease Revenue	5.000%	12/1/20 (14)	13,670	14,978
Sacramento CA Municipal Utility District
Financing Authority Revenue	5.000%	7/1/21 (14)	7,710	8,452
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	4,000	4,424
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	12,751
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,852
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24	2,660	3,373
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	17,817
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,849
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,806
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	7,771
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/22	1,000	1,192
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/28	2,500	2,879
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/29	2,635	3,021
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/30	2,975	3,395
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/31	3,125	3,552
Sacramento CA Transportation Authority
Sales Tax Revenue	5.000%	10/1/21	2,300	2,976
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,382
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,947
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	2,053
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,457

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sacramento County CA Airport Revenue	5.000%	7/1/30	3,615	4,185
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/21 (14)	1,850	2,122
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/22 (14)	5,495	6,321
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/23 (14)	7,030	8,087
Sacramento County CA Water Financing
Authority Revenue (Agency Zones 40 & 41)	5.000%	6/1/13 (Prere.)	1,235	1,265
San Bernardino County CA Justice Center
& Airport COP	5.000%	7/1/14 (14)	5,585	5,818
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	3,540	3,728
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	3,800	4,069
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	10,635
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	4,109
San Diego CA Community College District GO	5.000%	8/1/23	10,000	13,080
San Diego CA Community College District GO	5.000%	8/1/28	4,000	5,022
San Diego CA Community College District GO	5.000%	8/1/29	5,000	6,091
San Diego CA Community College District GO	5.000%	8/1/30	9,830	11,896
San Diego CA Community College District GO	5.000%	8/1/30	8,670	10,493
San Diego CA Community College District GO	5.000%	8/1/31	3,380	4,070
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,400
1 San Diego CA Community College District GO
TOB VRDO	0.170%	12/7/12	3,290	3,290
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/17	500	557
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/18	3,260	3,679
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	5.000%	9/1/20	3,470	4,228
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/24	3,000	3,644
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/25	2,000	2,445
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/27	6,000	7,141
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/27	5,000	6,121
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/28	1,825	2,156
San Diego CA Public Facilities Financing
Authority Water Revenue	5.000%	8/1/27	4,215	5,030
San Diego CA Public Facilities Financing
Authority Water Revenue	5.125%	8/1/28	5,000	6,012
San Diego CA Public Facilities Financing
Authority Water Revenue	5.250%	8/1/28	5,355	6,557
San Diego CA Public Facilities Financing
Authority Water Revenue	5.000%	8/1/32	4,190	5,101
San Diego CA Unified School District GO	0.000%	7/1/14 (14)	3,400	3,364
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	8,366
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	12,309
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	16,953
San Diego CA Unified School District GO	5.500%	7/1/23 (4)	4,210	5,643
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	5,059
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	9,978

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	4,832
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	4,328
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	1,631
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	4,758
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,191
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,194
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/25	9,000	10,693
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	3,000	3,543
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,000	3,493
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.000%	2/1/23	4,285	5,015
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,558
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,324
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,758
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,747
San Diego County CA Water Authority
Financing Agency Water Revenue	5.000%	5/1/27	2,000	2,467
San Diego County CA Water Authority
Revenue	5.000%	5/1/30	5,000	6,092
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/15 (14)	6,215	6,914
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/16 (14)	7,880	9,096
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/21 (14)	6,725	8,746
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/22 (14)	7,075	9,250
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,500	17,855
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	9,560	11,777
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	1,070	1,373
San Francisco CA City & County GO	5.000%	6/15/21	7,450	9,655
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,351
San Francisco CA City & County GO	5.000%	6/15/23	4,000	5,113
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	6,336
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	6,172
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	6,083
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	11,217

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,243
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	26,089
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	14,696
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	9,121
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	7,051
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,995	3,644
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,212
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	12,045
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,565
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	13,562
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	8,084
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	3,230
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	12,695
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	7,006
San Francisco CA City & County Unified
School District GO	4.000%	6/15/30	2,470	2,716
San Francisco CA City & County Unified
School District GO	5.000%	6/15/31	7,965	9,682
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/26 (4)	15,500	7,827
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/27 (4)	15,500	7,301
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/14 (14)	5,500	5,342
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/15 (14)	1,920	1,807
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	13,208
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	4,054
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	17,750	13,724
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,242
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,714
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	4,212
San Jose CA Financing Authority Lease Revenue	5.000%	9/1/13 (14)	9,570	9,608
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/13 (14)	5,000	5,073
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/14 (14)	5,000	5,151
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/21	1,270	1,359

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/23	1,140	1,195
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/24 (14)	16,360	16,742
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/25 (14)	11,505	11,807
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.125%	8/1/25	570	598
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/26	800	844
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.375%	8/1/29	1,355	1,428
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion
& Renovation Project)	6.125%	5/1/31	4,000	4,917
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	6,280
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	7,311
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	929
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	875
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	1,034
San Mateo CA Union High School District GO	0.000%	9/1/13 (14)	1,715	1,712
San Mateo CA Union High School District GO	0.000%	9/1/14 (14)	1,500	1,487
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	3,733
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,346
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	1,982
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	2,663
San Mateo County CA Community College
District GO	5.000%	9/1/26	3,170	3,640
1 San Mateo County CA Community College
District GO TOB VRDO	0.190%	12/7/12	10,280	10,280
1 San Mateo County CA Community College
District GO TOB VRDO	0.190%	12/7/12	10,160	10,160
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	2,455	2,816
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,353
San Ramon Valley CA Unified School District GO	4.000%	8/1/19	10,050	12,011
San Ramon Valley CA Unified School District GO	4.000%	8/1/21	10,000	12,160
Santa Ana CA Community Redevelopment
Agency Tax Allocation Revenue
(South Main Street)	5.000%	9/1/18 (14)	2,685	2,729
Santa Clara CA Electric Revenue	5.250%	7/1/18 (14)	1,720	1,770
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,171
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,954
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,530
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,916
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	5,232
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,564
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	13,549

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/18	7,920	9,511
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	11,589
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/32 (2)	4,000	4,591
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	6,541
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	6,898
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	5,774
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,507
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,706
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	1,814
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,643
3 Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/29	2,125	2,381
3 Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	2,665	2,960
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,777
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,385
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,585
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,783
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,987
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/21	1,750	2,216
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/22	3,000	3,793
South Orange County CA Public Financing
Authority Special Tax Revenue
(Portola Hills/Lomas Laguna)	5.250%	8/15/13 (2)	2,290	2,296
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/31 (14)	13,255	13,905
Southern California Public Power
Authority Revenue	5.000%	7/1/28	10,000	12,126
Southern California Public Power
Authority Revenue	5.000%	7/1/29	5,000	6,086
Southern California Public Power
Authority Revenue	5.000%	7/1/30	10,750	13,076
Southern California Public Power
Authority Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	8,389
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/28	3,500	4,203
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,989
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,977
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,943
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,917
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,176
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,250	6,156
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	5,858

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	7,000	8,241
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	2,500	2,970
Southern California Public Power Authority
Revenue (San Juan Unit 3)	5.500%	1/1/13 (4)	3,500	3,516
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	6,008
1 Sweetwater CA Unified School District
GO TOB VRDO	0.180%	12/7/12 (13)	3,300	3,300
1 Torrance CA Hospital Revenue
(Torrance Memorial Medical Center)
TOB VRDO	0.190%	12/7/12 LOC	2,000	2,000
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	7,102
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,634
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,475
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	8,032
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	7,328
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,866
University of California Regents
Medical Center Revenue	5.000%	5/15/19 (14)	5,075	5,680
University of California Regents
Medical Center Revenue	5.000%	5/15/20 (14)	5,065	5,663
University of California Regents
Medical Center Revenue	5.000%	5/15/25	19,385	22,167
University of California Regents
Medical Center Revenue	5.000%	5/15/26	10,095	11,484
University of California Regents
Medical Center Revenue	4.750%	5/15/31 (14)	2,300	2,489
University of California Regents
Medical Center Revenue VRDO	0.140%	12/3/12	12,115	12,115
University of California Regents
Medical Center Revenue VRDO	0.160%	12/3/12	900	900
University of California Revenue	4.750%	5/15/13 (Prere.)	21,320	21,974
University of California Revenue	5.000%	5/15/15 (Prere.)	1,185	1,330
University of California Revenue	5.000%	5/15/15 (Prere.)	555	623
University of California Revenue	5.000%	5/15/15 (Prere.)	240	269
University of California Revenue	5.000%	5/15/17 (4)	19,435	21,752
University of California Revenue	5.000%	5/15/18 (4)	9,445	10,549
University of California Revenue	5.000%	5/15/19 (4)	4,035	4,500
University of California Revenue	5.000%	5/15/20 (4)	30,900	34,462
University of California Revenue	5.000%	5/15/21 (4)	14,915	16,634
University of California Revenue	5.000%	5/15/22	5,420	6,933
University of California Revenue	5.750%	5/15/25	3,000	3,765
University of California Revenue	5.000%	5/15/26 (14)	10,000	11,392
University of California Revenue	5.000%	5/15/27	10,900	13,564
University of California Revenue	5.000%	5/15/28	11,680	14,476
University of California Revenue	5.000%	5/15/32	14,020	17,221
1 University of California Revenue TOB VRDO	0.180%	12/3/12	4,400	4,400
1 University of California Revenue TOB VRDO	0.180%	12/3/12	7,295	7,295
1 University of California Revenue TOB VRDO	0.180%	12/3/12	300	300
1 University of California Revenue TOB VRDO	0.220%	12/7/12	7,299	7,299
Upland CA Community Facilities District
No. 2003-2 Improvement Area No. 1
Special Tax Revenue	5.000%	9/1/31	1,110	1,178

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ventura County CA Community College
District GO	5.000%	8/1/16 (14)	360	367
Ventura County CA Community College
District GO	5.000%	8/1/17 (14)	270	275
Ventura County CA Community College
District GO	5.000%	8/1/24	1,210	1,528
Ventura County CA Community College
District GO	5.000%	8/1/25	1,915	2,400
Ventura County CA Community College
District GO	5.000%	8/1/27	2,205	2,729
Ventura County CA Community College
District GO	0.000%	8/1/28	15,000	8,089
Vista CA Unified School District GO	5.000%	8/1/23	2,500	3,167
Vista CA Unified School District GO	5.000%	8/1/24	5,000	6,281
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,275
Washington Township CA Health Care
District Revenue	6.000%	7/1/29	1,000	1,166
West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,557
West Basin CA Municipal Water District Revenue	5.000%	8/1/23	1,500	1,881
West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	6,811
Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	929
Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	931
Westlands CA Water District Revenue	5.000%	9/1/23 (4)	1,705	2,104
Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,218
Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,512
William S. Hart CA Union High School District GO	5.000%	9/1/24	1,425	1,815
William S. Hart CA Union High School District GO	5.000%	9/1/25	1,735	2,192
William S. Hart CA Union High School District GO	5.000%	9/1/26	1,085	1,362
William S. Hart CA Union High School District GO	5.000%	9/1/27	1,500	1,871
				6,883,001
Puerto Rico (0.2%)
Puerto Rico Highway & Transportation
Authority Revenue	5.500%	7/1/13 (ETM)	660	680
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	5.500%	7/1/21 (3)	5,000	5,529
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	5.500%	7/1/23 (3)	1,585	1,726
Puerto Rico Municipal Finance Agency GO	5.000%	7/1/14 (11)	1,360	1,435
Puerto Rico Municipal Finance Agency GO	5.250%	7/1/16 (11)	1,400	1,564
				10,934
Virgin Islands (0.0%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/15	2,200	2,338
Total Tax-Exempt Municipal Bonds (Cost $6,308,912)				6,896,273
Other Assets and Liabilities (-0.2%)
Other Assets				80,432
Liabilities				(95,104)
				(14,672)
Net Assets (100%)				6,881,601

California Intermediate-Term Tax-Exempt Fund

At November 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	6,392,640
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(98,380)
Unrealized Appreciation (Depreciation)
Investment Securities	587,361
Futures Contracts	(20)
Net Assets	6,881,601

Investor Shares—Net Assets
Applicable to 115,320,689 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,374,913
Net Asset Value Per Share—Investor Shares	$11.92

Admiral Shares—Net Assets
Applicable to 461,873,143 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,506,688
Net Asset Value Per Share—Admiral Shares	$11.92

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $162,227,000, representing 2.4% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
* Securities with a value of $517,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	215,745
Total Income	215,745
Expenses
The Vanguard Group—Note B
Investment Advisory Services	332
Management and Administrative—Investor Shares	2,123
Management and Administrative—Admiral Shares	4,556
Marketing and Distribution—Investor Shares	362
Marketing and Distribution—Admiral Shares	1,010
Custodian Fees	70
Auditing Fees	29
Shareholders’ Reports—Investor Shares	25
Shareholders’ Reports—Admiral Shares	13
Trustees’ Fees and Expenses	5
Total Expenses	8,525
Net Investment Income	207,220
Realized Net Gain (Loss)
Investment Securities Sold	7,229
Futures Contracts	40
Realized Net Gain (Loss)	7,269
Change in Unrealized Appreciation (Depreciation)
Investment Securities	386,555
Futures Contracts	(20)
Change in Unrealized Appreciation (Depreciation)	386,535
Net Increase (Decrease) in Net Assets Resulting from Operations	601,024

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	207,220	200,070
Realized Net Gain (Loss)	7,269	(7,461)
Change in Unrealized Appreciation (Depreciation)	386,535	120,346
Net Increase (Decrease) in Net Assets Resulting from Operations	601,024	312,955
Distributions
Net Investment Income
Investor Shares	(42,464)	(43,985)
Admiral Shares	(164,756)	(156,085)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(207,220)	(200,070)
Capital Share Transactions
Investor Shares	100,368	(144,605)
Admiral Shares	820,026	126,168
Net Increase (Decrease) from Capital Share Transactions	920,394	(18,437)
Total Increase (Decrease)	1,314,198	94,448
Net Assets
Beginning of Period	5,567,403	5,472,955
End of Period	6,881,601	5,567,403

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.18	$10.93	$10.86	$10.21	$10.92
Investment Operations
Net Investment Income	.379	.408	.408	.412	.425
Net Realized and Unrealized Gain (Loss)
on Investments	.740	.250	.070	.650	(.710)
Total from Investment Operations	1.119	.658	.478	1.062	(.285)
Distributions
Dividends from Net Investment Income	(.379)	(.408)	(.408)	(.412)	(.425)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.379)	(.408)	(.408)	(.412)	(.425)
Net Asset Value, End of Period	$11.92	$11.18	$10.93	$10.86	$10.21

Total Return[1]	10.14%	6.17%	4.43%	10.56%	-2.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,375	$1,193	$1,314	$1,435	$1,320
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.73%	3.70%	3.88%	3.96%
Portfolio Turnover Rate	9%	13%	10%	17%	25%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.18	$10.93	$10.86	$10.21	$10.92
Investment Operations
Net Investment Income	.388	.417	.417	.421	.432
Net Realized and Unrealized Gain (Loss)
on Investments	.740	.250	.070	.650	(.710)
Total from Investment Operations	1.128	.667	.487	1.071	(.278)
Distributions
Dividends from Net Investment Income	(.388)	(.417)	(.417)	(.421)	(.432)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.388)	(.417)	(.417)	(.421)	(.432)
Net Asset Value, End of Period	$11.92	$11.18	$10.93	$10.86	$10.21

Total Return[1]	10.23%	6.26%	4.52%	10.65%	-2.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,507	$4,375	$4,159	$3,626	$3,210
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.34%	3.81%	3.78%	3.96%	4.03%
Portfolio Turnover Rate	9%	13%	10%	17%	25%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

California Intermediate-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $930,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	6,896,273	—
Futures Contracts—Liabilities[1]	(20)	—	—
Total	(20)	6,896,273	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(404)	(53,991)	(20)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

California Intermediate-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, the fund used capital loss carryforwards of $5,993,000 to offset taxable capital gains realized during the year ended November 30, 2012. At November 30, 2012, the fund had available capital loss carryforwards totaling $95,229,000 to offset future net capital gains of $784,000 through November 30, 2013, $6,523,000 through November 30, 2014, $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,084,000 through November 30, 2019.

At November 30, 2012, the cost of investment securities for tax purposes was $6,312,083,000. Net unrealized appreciation of investment securities for tax purposes was $584,190,000, consisting of unrealized gains of $590,943,000 on securities that had risen in value since their purchase and $6,753,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2012, the fund purchased $1,335,339,000 of investment securities and sold $539,298,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	472,315	40,682	340,985	31,243
Issued in Lieu of Cash Distributions	37,178	3,195	39,355	3,602
Redeemed	(409,125)	(35,242)	(524,945)	(48,403)
Net Increase (Decrease)—Investor Shares	100,368	8,635	(144,605)	(13,558)
Admiral Shares
Issued	1,336,171	115,038	1,028,223	94,169
Issued in Lieu of Cash Distributions	125,251	10,761	119,408	10,923
Redeemed	(641,396)	(55,252)	(1,021,463)	(94,270)
Net Increase (Decrease) —Admiral Shares	820,026	70,547	126,168	10,822

H. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCITX	VCLAX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.10%	2.18%

Financial Attributes

		Barclays
		CA Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	551	6,225	46,378

Yield to Maturity
(before expenses)	2.1%	1.9%	1.9%

Average Coupon	4.4%	4.9%	4.9%

Average Duration	6.2 years	5.8 years	6.1 years

Average Effective
Maturity	6.6 years	5.7 years	5.8 years

Short-Term
Reserves	4.4%	—	—

Volatility Measures
		Barclays
	Barclays CA	Municipal
	Muni Bond	Bond
	Index	Index
R-Squared	0.98	0.96
Beta	1.00	1.19
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity (% of
portfolio)
Under 1 Year	9.6%
1 - 3 Years	9.2
3 - 5 Years	18.1
5 - 10 Years	56.0
10 - 20 Years	4.4
20 - 30 Years	2.2
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
AAA	6.6%
AA	48.2
A	35.3
BBB	7.7
BB	0.1
B	0.8
Not Rated	1.3
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	California Long-Term Tax-Exempt
	Fund Investor Shares	13.20%	5.78%	5.11%	$16,458
••••••••	Barclays CA Municipal Bond Index	11.80	6.42	5.61	17,260
– – – –	California Municipal Debt Funds

	Average	14.50	5.72	4.82	16,018
	Barclays Municipal Bond Index	10.17	6.23	5.45	17,005
California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Long-Term Tax-Exempt Fund
Admiral Shares	13.29%	5.86%	5.18%	$82,884
Barclays CA Municipal Bond Index	11.80	6.42	5.61	86,300
Barclays Municipal Bond Index	10.17	6.23	5.45	85,027

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
				Barclays CA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.73%	2.22%	6.95%	5.91%
2004	4.65	-1.33	3.32	4.99
2005	4.54	-0.32	4.22	4.59
2006	4.71	1.99	6.70	6.44
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	10.37%	5.33%	4.53%	-0.05%	4.48%
Admiral Shares	11/12/2001	10.46	5.41	4.60	-0.05	4.55

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.0%)
California (99.9%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.250%	12/3/12 LOC	2,540	2,540
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	4,565	5,222
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/42	1,000	1,120
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	4.000%	8/1/21	500	571
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	774
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	12,095
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,302
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	2,529
Anaheim CA Public Financing Authority Revenue
(Distribution System)	5.000%	10/1/21 (14)	3,390	3,505
Bay Area CA Infrastructure Financing Authority
Revenue	5.000%	8/1/17 (14)	4,750	5,077
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/24	5,500	6,999
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,908
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	1,500	1,766
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	5,000	5,775
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/39	15,050	17,382
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,705
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/44	10,000	11,911
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	4,915
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	7,301
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	8,000	9,791

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	12,793
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	9,500	12,154
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	6,311
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	30,000	36,090
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/25	8,810	10,669
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,868
California Economic Recovery GO	5.000%	7/1/18	12,000	14,741
California Economic Recovery GO	5.000%	7/1/19	6,000	7,544
California Economic Recovery GO	5.000%	7/1/20	15,000	18,696
California Economic Recovery GO	5.250%	7/1/21	16,985	21,165
California Economic Recovery GO	5.000%	7/1/22	5,000	5,760
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	9,160
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	11/1/39	3,000	3,490
California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/42	4,000	4,761
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,984
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,251
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,628
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/34	3,155	1,317
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/35	3,155	1,234
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/36	3,155	1,178
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/37	3,155	1,127
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/39	2,805	907
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/40	1,580	487
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	7,311
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,571
California Educational Facilities Authority Revenue
(University of Southern California)	4.750%	10/1/37	1,650	1,886
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	5,445	6,452
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	4,149
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,000	2,164
California GO	7.000%	11/1/13 (14)	65	67
California GO	5.250%	10/1/14 (14)	1,955	1,988
California GO	5.000%	10/1/18	9,000	11,064

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	3/1/19	1,250	1,550
California GO	6.000%	4/1/19	1,690	2,207
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	12,655
California GO	5.000%	4/1/20	1,460	1,788
California GO	5.000%	9/1/21	11,000	14,091
California GO	5.250%	9/1/22	3,000	3,951
California GO	5.000%	11/1/22	1,000	1,184
California GO	5.250%	9/1/23	10,100	12,782
California GO	5.000%	3/1/25	7,000	8,430
California GO	5.125%	2/1/26	15,325	16,087
California GO	5.000%	6/1/26 (14)	20,000	23,287
California GO	5.250%	10/1/27	5,000	6,115
California GO	5.100%	11/1/27	1,475	1,802
California GO	5.000%	9/1/28	10,650	12,073
California GO	5.000%	10/1/29	1,400	1,657
California GO	5.250%	10/1/29	4,700	5,668
California GO	5.250%	3/1/30	10,000	12,184
California GO	4.500%	8/1/30	5,000	5,481
California GO	5.250%	9/1/30	6,000	7,311
California GO	5.750%	4/1/31	15,875	19,369
California GO	5.000%	6/1/32	25,000	28,202
California GO	5.000%	9/1/32	1,045	1,235
California GO	6.000%	3/1/33	7,000	8,996
California GO	5.125%	4/1/33	8,500	9,722
California GO	6.500%	4/1/33	33,000	42,384
California GO	5.000%	6/1/34	7,000	7,501
California GO	5.250%	4/1/35	5,000	6,014
California GO	6.000%	11/1/35	10,000	12,654
California GO	5.000%	9/1/36	8,500	10,014
California GO	5.250%	3/1/38	13,565	15,455
California GO	6.000%	4/1/38	21,190	26,296
California GO	5.250%	8/1/38	10,000	11,496
California GO	5.500%	11/1/39	3,690	4,420
California GO	6.000%	11/1/39	2,700	3,407
California GO	5.500%	3/1/40	11,500	13,868
California GO	5.250%	11/1/40	11,000	13,170
California GO	5.000%	10/1/41	10,000	11,559
California GO	5.000%	9/1/42	5,750	6,721
1 California GO TOB VRDO	0.180%	12/4/12	3,700	3,700
California GO VRDO	0.140%	12/3/12 LOC	2,600	2,600
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/33	2,500	2,514
California Health Facilities Financing Authority
Revenue (Casa Colina)	6.125%	4/1/32	10,000	10,018
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,902
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,940
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	6,016
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	10,265
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.180%	12/7/12 LOC	2,800	2,800

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,666
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,696
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	10,245	11,389
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,000	3,405
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/34	2,475	2,750
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,715
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,580
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	2,249
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	5,671
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	6,250	7,209
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	5,170
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/51	12,000	13,790
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,381
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	6,124
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,939
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/33	2,000	2,462
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,558
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,565
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	6,000	6,911
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	8,220
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/51	16,675	19,132
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,922
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,944
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	20,500	22,944
California Infrastructure & Economic
Development Bank Revenue
(American National Red Cross) VRDO	0.150%	12/7/12 LOC	1,990	1,990
1 California Infrastructure & Economic
Development Bank Revenue
(Bay Area Toll Bridges Seismic Retrofit)
TOB VRDO	0.180%	12/3/12 (ETM)	2,000	2,000

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.140%	12/3/12 LOC	4,300	4,300
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,298
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.500%	2/1/39	11,000	12,026
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,903
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,295
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/17	6,000	6,689
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (2)	18,995	21,142
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/17 (14)	13,835	14,912
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/19 (14)	15,230	16,368
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	7,390
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,945
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,929
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/27 (14)	9,045	10,112
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	5/1/30	17,000	18,523
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	5,078
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,442
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	6,317
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,961
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,660
California State University Revenue Systemwide	5.250%	5/1/14 (Prere.)	3,510	3,753
California State University Revenue Systemwide	5.250%	5/1/14 (Prere.)	3,045	3,256
California State University Revenue Systemwide	5.250%	11/1/19 (4)	1,490	1,589
California State University Revenue Systemwide	5.250%	11/1/20 (4)	1,700	1,813
California State University Revenue Systemwide	5.000%	11/1/21 (2)	17,215	19,002
California State University Revenue Systemwide	5.000%	11/1/24	2,000	2,474
California State University Revenue Systemwide	5.750%	11/1/27	4,500	5,419
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,769
California State University Revenue Systemwide	5.000%	11/1/35 (14)	5,000	5,496
California State University Revenue Systemwide	5.000%	11/1/37	10,000	11,708
California State University Revenue Systemwide	5.250%	11/1/38	3,280	3,774
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.150%	12/7/12	8,550	8,550
California Statewide Communities Development
Authority Health Facility Revenue
(Adventist Health System/ West)	5.000%	3/1/35	8,000	8,561

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Health Facility Revenue
(Henry Mayo Newhall Memorial Hospital)	5.000%	10/1/18	4,615	4,626
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	4/1/13 (Prere.)	8,500	8,665
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,000	7,896
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	5,196
2 California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/42	1,500	1,675
2 California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/47	2,000	2,213
California Statewide Communities Development
Authority Revenue (John Muir Health)	5.000%	8/15/34	5,390	5,988
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,600
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	3/1/41	4,925	5,405
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	21,000	24,397
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	10,250	11,261
California Statewide Communities Development
Authority Revenue (Los Angeles County
Museum of Art Project) VRDO	0.160%	12/7/12 LOC	2,800	2,800
California Statewide Communities Development
Authority Revenue (Proposition 1A Receivables
Program)	5.000%	6/15/13	9,000	9,234
California Statewide Communities Development
Authority Revenue (Redlands Community
Hospital) VRDO	0.150%	12/7/12 LOC	4,400	4,400
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	3,013
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	12,760
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	3,313
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	3,490	3,987
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,880
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	7,500	8,657
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	4.875%	11/15/36	3,730	3,779
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.250%	11/15/41	3,000	3,492

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/38	13,000	13,403
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,480
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	608
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	8,180
1 Cerritos CA Community College District GO
TOB VRDO	0.190%	12/7/12	7,500	7,500
Chula Vista CA Industrial Development Revenue
(San Diego Gas & Electric Co.)	1.650%	7/1/18	2,000	2,036
Clovis CA Unified School District GO	0.000%	8/1/13 (14)	4,935	4,925
Clovis CA Unified School District GO	0.000%	8/1/15 (14)	2,770	2,710
Clovis CA Unified School District GO	0.000%	8/1/16 (14)	2,865	2,719
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/33 (2)	1,350	1,556
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32 (14)	15,765	18,173
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/36	10,000	11,942
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,435
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,920
East Side CA Union High School District GO	5.000%	8/1/37	5,655	6,460
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,424
El Camino CA Community College District GO	0.000%	8/1/34	5,000	1,927
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/27	1,000	1,152
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,064
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,814
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/32 (2)	5,000	5,176
Fontana CA Unified School District GO	5.250%	8/1/14 (Prere.)	5,875	6,356
Fontana CA Unified School District GO	5.250%	8/1/31 (4)	240	256
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,788
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	2,908
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	2,557
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,564
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	11,860
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.875%	1/15/26	10,000	10,377
Fresno CA Airport Revenue	5.500%	7/1/30 (4)	1,500	1,503
Gavilan CA Joint Community College District GO	5.500%	8/1/14 (Prere.)	3,315	3,600
Gavilan CA Joint Community College District GO	5.500%	8/1/28 (2)	90	97
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	4,000	4,105
* Golden State Tobacco Securitization Corp.
California	6.250%	6/1/13 (Prere.)	24,000	24,692
Golden State Tobacco Securitization Corp.
California	5.125%	6/1/47	7,785	6,542
Golden State Tobacco Securitization Corp.
California	5.750%	6/1/47	8,500	7,890

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Grossmont CA Healthcare District GO	6.125%	7/15/40	2,500	3,149
Grossmont CA Union High School District GO	0.000%	8/1/30	6,600	3,134
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	2,370	2,445
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	1,735	1,790
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	1,550	1,599
Hayward CA Housing Authority Multifamily
Housing Revenue (Barrington Hills Apartments)
VRDO	0.150%	12/7/12 LOC	2,900	2,900
Huntington Beach CA Union High School
District GO	0.000%	8/1/30 (4)	8,340	4,043
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.150%	12/3/12 LOC	6,400	6,400
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/30 (2)	5,500	5,760
Kern CA High School District GO	6.400%	8/1/14 (ETM)	1,490	1,641
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,908
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	2,215
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,305
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	3,703
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/20	6,155	6,404
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/21	2,500	2,589
2 Long Beach CA Community College District GO	0.000%	8/1/34	2,520	948
Long Beach CA Finance Authority Lease Revenue
(Temple & Willow Facility)	5.500%	10/1/18 (14)	5,030	5,116
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.638%	11/15/26	1,800	1,524
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.500%	11/15/37	2,500	3,121
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	8,304
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	4,338
Long Beach CA Harbor Revenue	5.000%	5/15/17 (14)	3,655	3,904
Los Angeles CA Community College District GO	5.500%	8/1/25	3,980	4,969
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,632
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	7,340	8,469
Los Angeles CA Community College District GO	6.000%	8/1/33	5,160	6,598
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	6,247
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,469
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	6,109
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,951
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	17,276
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,707
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.190%	12/7/12	1,440	1,440
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	4,070	4,851
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	2,500	3,188
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29 (2)	10,000	11,481

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/30 (2)	16,000	18,369
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32 (2)	5,000	5,726
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/32	7,000	8,360
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/34 (14)	5,995	6,386
Los Angeles CA Department of Water
& Power Revenue	5.375%	7/1/34	3,000	3,608
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	5,000	5,894
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	10,000	11,987
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	3,000	3,596
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/37	1,545	1,843
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/38	7,365	8,773
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/38	1,890	2,250
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/39	2,000	2,422
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.170%	12/3/12	5,855	5,855
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.170%	12/3/12	12,265	12,265
Los Angeles CA Department of Water
& Power Revenue VRDO	0.140%	12/3/12	8,700	8,700
Los Angeles CA Department of Water
& Power Revenue VRDO	0.150%	12/7/12	300	300
Los Angeles CA GO	5.000%	9/1/22	11,155	14,234
Los Angeles CA GO	5.000%	9/1/31	5,785	6,961
Los Angeles CA TRAN	2.000%	6/27/13	16,000	16,163
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	10,000	10,279
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	3,048
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,325
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	9,745	11,119
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,500	8,557
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,744
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	6,149
Los Angeles CA Unified School District GO	5.250%	7/1/28	7,000	8,566
Los Angeles CA Unified School District GO	5.000%	7/1/30 (3)	7,500	8,345
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	9,097
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,833
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	11,966
2 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	4,000	5,087
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	6,366
1 Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue
TOB VRDO	0.180%	12/3/12	7,730	7,730
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,399

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	4,399
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,391
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	3,151
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	3,400	3,908
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,660	1,884
Los Angeles County CA Sanitation Districts
Financing Authority Capital Projects Revenue	4.500%	10/1/42 (2)	2,500	2,631
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/14 (ETM)	1,000	944
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,520
Los Angeles County CA TRAN	2.000%	6/28/13	5,000	5,052
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	10,338
M-S-R California Energy Authority Revenue	6.500%	11/1/39	7,000	10,047
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.125%	7/1/13 (2)	1,795	1,845
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	11,220	13,965
Marin CA Municipal Water District Financing
Authority Water Revenue	5.000%	7/1/44	4,000	4,750
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,500	3,265
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/25	3,410	4,021
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/26	4,000	5,042
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,235	4,820
2 Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,000	5,074
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	3,000	3,584
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/33	7,535	9,314
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/35	2,855	3,497
1 Metropolitan Water District of Southern
California Water Revenue TOB VRDO	0.180%	12/3/12	1,300	1,300
Modesto CA High School District GO	0.000%	8/1/15 (14)	5,000	4,885
Modesto CA High School District GO	0.000%	8/1/17 (14)	3,000	2,730
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	2,833
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,112
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	5,063
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/23	2,050	2,558
Modesto CA Irrigation District Financing
Authority Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	9,115	11,590
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/16 (4)	1,010	1,013
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/17 (4)	1,060	1,063

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/18 (4)	1,115	1,118
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/19 (4)	1,120	1,123
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/20 (4)	1,180	1,183
Mount Diablo CA Unified School District GO	5.000%	6/1/37	1,915	2,222
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,335	3,609
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,170	3,431
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,010	3,258
New Haven CA Unified School District GO	12.000%	8/1/17 (4)	1,500	2,245
Newark CA Unified School District GO	0.000%	8/1/13 (4)	2,050	2,044
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/40	3,500	4,408
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,542
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	369
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	708
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	336
Northern California Gas Authority No. 1 Revenue	0.841%	7/1/17	17,000	16,318
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	10,000	11,406
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,531
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	2,255	2,754
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/32	1,155	1,376
Oakland CA GO	5.000%	1/15/31	3,550	4,103
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	2/1/14 (2)	1,980	2,035
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	4,311
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,950
Orange County CA Water District Revenue	5.000%	8/15/41	6,855	8,055
Palmdale CA COP	5.250%	9/1/19 (14)	1,310	1,340
Palmdale CA COP	5.250%	9/1/20 (14)	1,450	1,483
Palmdale CA COP	5.250%	9/1/21 (14)	1,605	1,641
Palmdale CA COP	5.250%	9/1/22 (14)	1,765	1,805
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	220
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,149
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	3,301
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,500	13,577
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,547
Palomar Pomerado Health System
California Revenue	5.375%	11/1/13 (14)	6,730	6,743
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,750
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,452
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.700%	8/1/13 (Prere.)	7,000	7,393

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,150	884
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,575	1,758
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	3,755	2,409
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	568
Pomona CA Unified School District GO	5.600%	8/1/14 (ETM)	1,585	1,725
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,276
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,188
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	3,342
Port of Oakland CA Revenue	5.000%	11/1/16 (14)	8,160	9,419
Port of Oakland CA Revenue	5.000%	11/1/17 (14)	5,000	5,926
Poway CA Unified School District GO	5.000%	9/1/25	1,840	2,102
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,855
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,322
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,525
Poway CA Unified School District GO	0.000%	8/1/33	5,010	2,074
Poway CA Unified School District GO	5.000%	9/1/33	1,000	1,105
Poway CA Unified School District GO	0.000%	8/1/34	8,130	3,140
Poway CA Unified School District GO	5.000%	9/1/36	700	764
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/47	15,900	16,519
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.125%	4/1/21 (14)	2,650	2,657
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.250%	4/1/26 (14)	2,905	2,910
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.250%	4/1/33 (14)	3,000	3,004
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,706
Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	5,804
1 Riverside CA Electric Revenue TOB VRDO	0.180%	12/3/12	5,300	5,300
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove) Special
Tax Revenue	5.000%	9/1/31 (2)	4,000	4,196
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/21	1,280	1,523
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/22	1,335	1,589
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/24	1,440	1,680
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/28	1,795	2,051
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/29	1,880	2,150
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/32	1,375	1,548
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/13 (14)	5,000	4,958

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/14 (14)	2,000	1,924
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	1,868
Riverside County CA Transportation
Commission Sales Tax Revenue VRDO	0.160%	12/7/12	2,775	2,775
Roseville CA Electric System Revenue	5.000%	2/1/37	4,500	5,073
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/22	1,440	1,685
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/28	2,450	2,887
Sacramento CA Financing Authority
Lease Revenue	5.375%	11/1/14 (2)	3,595	3,785
Sacramento CA Financing Authority
Lease Revenue	5.400%	11/1/20 (2)	6,785	7,922
Sacramento CA Municipal Utility District Revenue	5.900%	7/1/20 (2)	15,850	20,560
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,416
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,432
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,730
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/36	3,000	3,366
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/42	5,000	5,573
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/26 (14)	5,000	5,724
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/30 (14)	5,650	6,351
Sacramento County CA Sanitation Districts
Financing Authority Revenue VRDO	0.160%	12/7/12 LOC	5,000	5,000
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	13,610	14,575
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,919
San Diego CA Community College District GO	5.250%	8/1/33	2,500	3,080
San Diego CA Community College District GO	0.000%	8/1/36	8,000	2,803
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,959
San Diego CA Community College District GO	0.000%	8/1/38	3,510	1,112
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,545
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/34	6,000	7,025
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/39	7,000	8,137
San Diego CA Public Facilities Financing
Authority Water Revenue	5.750%	8/1/35	2,500	3,058
San Diego CA Public Facilities Financing
Authority Water Revenue	5.250%	8/1/38	1,500	1,718
San Diego CA Public Facilities Financing
Authority Water Revenue	5.500%	8/1/39	5,000	5,974
San Diego CA Unified School District GO	0.000%	7/1/15 (14)	2,770	2,712
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	10,000	13,066
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	9,000	11,843
San Diego CA Unified School District GO	0.000%	7/1/29	8,150	4,090
San Diego CA Unified School District GO	0.000%	7/1/30	1,500	715
San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,489
San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,171

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,527
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	4,000	4,723
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,200	3,726
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/34	2,715	3,071
San Diego County CA Regional Airport
Authority Revenue	5.000%	4/1/37	1,500	1,797
San Diego County CA Regional Airport
Authority Revenue	5.000%	4/1/38	2,000	2,392
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/40	3,000	3,383
San Diego County CA Regional Airport
Authority Revenue	5.000%	4/1/48	3,000	3,532
San Diego County CA Water Authority
Revenue	5.000%	5/1/31	4,700	5,678
San Diego County CA Water Authority
Revenue COP	5.000%	5/1/26 (4)	7,275	8,409
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,000	17,279
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/36	2,625	3,179
San Francisco CA City & County GO	5.000%	6/15/23	6,000	7,669
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/19	7,500	9,261
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/20	5,315	6,642
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	6,336
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,502
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	8,430	10,393
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,342
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,470
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,527
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	3,141
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	5,000	5,969
San Francisco CA City & County Public Utilities
Commission Water Revenue	4.750%	11/1/36 (4)	4,500	4,971
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	11,774
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,368
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,212
San Francisco CA City & County Unified
School District GO	5.250%	6/15/24	4,000	4,928

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Unified
School District GO	5.000%	6/15/32	8,365	10,130
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	3,475
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	3,309
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/31 (14)	11,950	4,755
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,281
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,000	1,043
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	898
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	2,865
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion
& Renovation Project)	6.500%	5/1/42	5,000	6,147
San Juan CA Unified School District GO	0.000%	8/1/13 (4)	2,220	2,215
San Juan CA Unified School District GO	0.000%	8/1/14 (4)	2,610	2,576
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,875
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,568
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	1,880
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,014
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,113
San Marcos CA Public Facilities Authority Tax
Allocation Revenue (Project Areas No. 2
& No. 3 Financing Project)	5.000%	8/1/35 (2)	5,000	5,133
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	1,076
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	6,528
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	3,265
San Mateo County CA Community College
District GO	5.000%	9/1/31	5,000	5,662
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Capital Project Program)	6.500%	7/1/13 (14)	3,290	3,387
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Capital Project Program)	5.000%	7/1/21 (14)	3,500	4,161
San Ramon Valley CA Unified School District GO	0.000%	7/1/13 (14)	3,680	3,675
San Ramon Valley CA Unified School District GO	0.000%	7/1/14 (14)	8,290	8,225
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	1,968
San Ramon Valley CA Unified School District GO	4.000%	8/1/20	3,620	4,375
San Ramon Valley CA Unified School District GO	5.000%	8/1/22	4,000	5,215
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	5,345	6,064
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	2,000	2,323
Santa Clara CA Electric Revenue	5.000%	7/1/21 (14)	2,000	2,054
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,762
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,618
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.250%	5/15/36	5,000	5,822
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	3,805	4,046
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	3,030	3,256
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,953

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,194
2 Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	1,000	1,111
2 Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/35	2,500	2,751
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	4,283
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,774
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	6,086
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,896
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	2,100
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,000	3,386
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	6,008
1 Sweetwater CA Unified School District GO
TOB VRDO	0.180%	12/7/12 (13)	700	700
Tobacco Securitization Authority Revenue
(Northern California Tobacco Settlement)	5.375%	6/1/38	4,500	3,884
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,868
Torrance CA Hospital Revenue
(Torrance Memorial Medical Center)	5.000%	9/1/40	3,000	3,303
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,276
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,372
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	4,008
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	4,050	4,413
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	2,432
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,782
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,430
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,119
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,463
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,521
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	1,910
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,584
University of California Regents Medical
Center Revenue VRDO	0.140%	12/3/12	4,500	4,500
University of California Revenue	5.750%	5/15/25	7,000	8,785
University of California Revenue	4.750%	5/15/33	9,425	10,512
University of California Revenue	5.000%	5/15/33 (2)	10,000	10,207
University of California Revenue	5.000%	5/15/34	3,220	3,747
University of California Revenue	5.000%	5/15/34	5,205	6,222
University of California Revenue	5.000%	5/15/35	3,640	4,330
University of California Revenue	5.000%	5/15/37	5,000	5,991
University of California Revenue	5.000%	5/15/37 (13)	6,000	6,784
University of California Revenue	5.250%	5/15/39	7,000	8,362
University of California Revenue	5.000%	5/15/40	2,395	2,776
University of California Revenue	5.000%	5/15/41	5,000	5,885
1 University of California Revenue TOB VRDO	0.180%	12/3/12	18,000	18,000
1 University of California Revenue TOB VRDO	0.180%	12/3/12	3,400	3,400

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 University of California Revenue TOB VRDO	0.220%	12/7/12	2,699	2,699
Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	3,484	3,647
Ventura County CA Community College
District GO	5.500%	8/1/33	8,500	10,274
Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	3,754
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,237
Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	10,000	11,140
Walnut Valley CA Unified School District GO	6.000%	8/1/14 (ETM)	2,205	2,414
Walnut Valley CA Unified School District GO	6.000%	8/1/15 (ETM)	2,470	2,826
Walnut Valley CA Unified School District GO	6.000%	8/1/16 (ETM)	2,690	3,210
Washington Township CA Health Care
District Revenue	5.000%	7/1/32	3,000	3,154
Washington Township CA Health Care
District Revenue	5.000%	7/1/37	3,500	3,680
West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	8,229
Westlands CA Water District Revenue	5.000%	9/1/34 (4)	2,000	2,334
Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,802
Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,871
Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	1,837
				3,073,470
Puerto Rico (0.1%)
Puerto Rico Municipal Finance Agency GO	5.250%	7/1/19 (11)	2,250	2,604
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/14 (Prere.)	75	81
1 Puerto Rico Sales Tax Financing Corp.
Revenue TOB VRDO	0.220%	12/7/12 LOC	1,510	1,510
				4,195
Total Tax-Exempt Municipal Bonds (Cost $2,762,516)				3,077,665
Other Assets and Liabilities (0.0%)
Other Assets				35,101
Liabilities				(36,292)
				(1,191)
Net Assets (100%)				3,076,474

California Long-Term Tax-Exempt Fund

At November 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,869,454
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(108,120)
Unrealized Appreciation (Depreciation)
Investment Securities	315,149
Futures Contracts	(9)
Net Assets	3,076,474

Investor Shares—Net Assets
Applicable to 39,783,831 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	486,980
Net Asset Value Per Share—Investor Shares	$12.24

Admiral Shares—Net Assets
Applicable to 211,548,256 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,589,494
Net Asset Value Per Share—Admiral Shares	$12.24

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $73,399,000, representing 2.4% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
* Securities with a value of $310,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	117,901
Total Income	117,901
Expenses
The Vanguard Group—Note B
Investment Advisory Services	156
Management and Administrative—Investor Shares	774
Management and Administrative—Admiral Shares	2,228
Marketing and Distribution—Investor Shares	119
Marketing and Distribution—Admiral Shares	472
Custodian Fees	36
Auditing Fees	29
Shareholders’ Reports—Investor Shares	11
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	2
Total Expenses	3,834
Net Investment Income	114,067
Realized Net Gain (Loss)
Investment Securities Sold	10,538
Futures Contracts	20
Realized Net Gain (Loss)	10,558
Change in Unrealized Appreciation (Depreciation)
Investment Securities	232,141
Futures Contracts	(9)
Change in Unrealized Appreciation (Depreciation)	232,132
Net Increase (Decrease) in Net Assets Resulting from Operations	356,757

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	114,067	115,255
Realized Net Gain (Loss)	10,558	(17,030)
Change in Unrealized Appreciation (Depreciation)	232,132	66,022
Net Increase (Decrease) in Net Assets Resulting from Operations	356,757	164,247
Distributions
Net Investment Income
Investor Shares	(18,335)	(19,336)
Admiral Shares	(95,732)	(95,919)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(114,067)	(115,255)
Capital Share Transactions
Investor Shares	7,143	(95,102)
Admiral Shares	152,383	(129,177)
Net Increase (Decrease) from Capital Share Transactions	159,526	(224,279)
Total Increase (Decrease)	402,216	(175,287)
Net Assets
Beginning of Period	2,674,258	2,849,545
End of Period	3,076,474	2,674,258

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.24	$11.01	$10.98	$10.19	$11.46
Investment Operations
Net Investment Income	.459	.473	.476	.481	.499
Net Realized and Unrealized Gain (Loss)
on Investments	1.000	.230	.030	.790	(1.270)
Total from Investment Operations	1.459	.703	.506	1.271	(.771)
Distributions
Dividends from Net Investment Income	(.459)	(.473)	(.476)	(.481)	(.499)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.459)	(.473)	(.476)	(.481)	(.499)
Net Asset Value, End of Period	$12.24	$11.24	$11.01	$10.98	$10.19

Total Return[1]	13.20%	6.60%	4.63%	12.71%	-6.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$441	$529	$691	$670
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.89%	4.33%	4.26%	4.51%	4.51%
Portfolio Turnover Rate	16%	14%	18%	18%	27%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.24	$11.01	$10.98	$10.19	$11.46
Investment Operations
Net Investment Income	.468	.482	.485	.490	.507
Net Realized and Unrealized Gain (Loss)
on Investments	1.000	.230	.030	.790	(1.270)
Total from Investment Operations	1.468	.712	.515	1.280	(.763)
Distributions
Dividends from Net Investment Income	(.468)	(.482)	(.485)	(.490)	(.507)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.468)	(.482)	(.485)	(.490)	(.507)
Net Asset Value, End of Period	$12.24	$11.24	$11.01	$10.98	$10.19

Total Return[1]	13.29%	6.68%	4.72%	12.80%	-6.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,589	$2,234	$2,321	$2,183	$2,078
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.97%	4.41%	4.34%	4.59%	4.58%
Portfolio Turnover Rate	16%	14%	18%	18%	27%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

California Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $414,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	3,077,665	—
Futures Contracts—Liabilities[1]	(9)	—	—
Total	(9)	3,077,665	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(181)	(24,189)	(9)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

California Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, the fund used capital loss carryforwards of $9,201,000 to offset taxable capital gains realized during the year ended November 30, 2012. At November 30, 2012, the fund had available capital loss carryforwards totaling $102,792,000 to offset future net capital gains of $10,093,000 through November 30, 2015, $22,521,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019.

The fund had realized losses totaling $5,337,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2012, the cost of investment securities for tax purposes was $2,767,853,000. Net unrealized appreciation of investment securities for tax purposes was $309,812,000, consisting of unrealized gains of $311,306,000 on securities that had risen in value since their purchase and $1,494,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2012, the fund purchased $626,907,000 of investment securities and sold $440,591,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Year Ended November 30,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	114,182	9,668	74,491	6,831
Issued in Lieu of Cash Distributions	14,280	1,207	15,333	1,404
Redeemed	(121,319)	(10,283)	(184,926)	(17,063)
Net Increase (Decrease) —Investor Shares	7,143	592	(95,102)	(8,828)
Admiral Shares
Issued	387,105	32,846	381,777	35,101
Issued in Lieu of Cash Distributions	62,043	5,243	62,988	5,765
Redeemed	(296,765)	(25,201)	(573,942)	(52,971)
Net Increase (Decrease) —Admiral Shares	152,383	12,888	(129,177)	(12,105)

H. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard California Tax-Free Funds and the Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund (constituting separate portfolios of Vanguard California Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 14, 2013

Special 2012 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2012	11/30/2012	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.13	$0.80
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,041.19	$1.02
Admiral Shares	1,000.00	1,041.60	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,055.44	$1.03
Admiral Shares	1,000.00	1,055.86	0.62
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.27	$0.81
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.16%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for
Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for
Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
Independent Trustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q750 012013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2012: $81,000
Fiscal Year Ended November 30, 2011: $81,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2012: $4,809,780
Fiscal Year Ended November 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2012: $1,812,565
Fiscal Year Ended November 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2012: $490,518
Fiscal Year Ended November 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2012: $16,000
Fiscal Year Ended November 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2012: $506,518
Fiscal Year Ended November 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2013
VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.